U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

[ x ]	Registration Statement under the Investment Company Act of 1940
[ _ ]	Amendment No.

PARADIGM MULTI STRATEGY FUND, LLC

(Exact Name of Registrant as Specified in Charter)

650 Fifth Avenue, 17th Floor

New York, NY 10019

(Address of Principal Executive Offices)

(212) 271-3388

(Registrant’s Telephone Number, Including Area Code)

Louis J. Hanna

PARADIGM Global Advisors, LLC

650 Fifth Avenue, 17th Floor

New York, NY 10019

(Name and address of agent for service)

Copies to:

Steven R. Howard, Esq.

Thacher Proffitt & Wood LLP

Two World Financial Center

New York, NY 10281

(212) 912-7400

THIS REGISTRATION STATEMENT HAS BEEN FILED BY THE REGISTRANT PURSUANT TO SECTION 8(B) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. INTERESTS IN THE REGISTRANT ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND WILL BE ISSUED SOLELY IN PRIVATE PLACEMENT TRANSACTIONS THAT DO NOT INVOLVE ANY “PUBLIC OFFERING” WITHIN THE MEANING OF SECTION 4(2) OF, AND/OR

REGULATION D UNDER THE SECURITIES ACT. INVESTMENTS IN REGISTRANT MAY ONLY BE MADE BY THE INDIVIDUALS OR ENTITIES MEETING THE DEFINITION OF AN “ACCREDITED INVESTOR” IN REGULATION D UNDER THE SECURITIES ACT AND WHO HAVE A NET WORTH, EITHER AS INDIVIDUALS OR COLLECTIVELY WITH THEIR SPOUSES, OF MORE THAN $1,500,000 OR WHO INVEST AT LEAST $750,000 IN THE FUND AND/OR OTHER FUNDS MANAGED BY THE INVESTMENT ADVISOR.

CROSS-REFERENCE SHEET

Item Number		Location In Registration Statement (Caption)
PART A
1.	Outside Front Cover	Not Required
2.	Cover Pages; Other Offering Information	Not Required
3.	Fee Table and Synopsis	Fees and Expenses
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Not Required
6.	Selling Members	Not Required
7.	Use of Proceeds	Not Required
8.	General Description of the Registrant	General Description of the Fund; Investment Objective and Goals; Investment Strategies and Selection of Underlying Funds; Overview of the Investment Process; Risk Factors
9.	Management	Management Team; Board of Directors
10.	Capital Stock, Long-Term Debt, and Other Securities	Redemptions and Repurchases of Units; Taxes
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Table of Contents of SAI
PART B
14.	Cover Page	Cover Page
15.	Table of Contents	Table of Contents of SAI
16.	General Information and History	General Description of the Fund
17.	Investment Objectives and Policies	Investment Strategies and Selection of Underlying Funds
18.	Management	Management of the Fund
19.	Control Persons and Principal Holders of Securities	Not Applicable
20.	Investment Advisory and Other Services	Control Persons
21.	Portfolio Managers	Conflict of Interest; Compensation of the Management Team
22.	Tax Status	Taxes; Tax Treatment of Fund Investments
23.	Financial Statements	Not Applicable
PART C
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

Memorandum Number:___________

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

PARADIGM MULTI STRATEGY FUND, LLC

A DELAWARE LIMITED LIABILITY COMPANY

A PRIVATE OFFERING OF LIMITED LIABILITY COMPANY UNITS

$300,000,000

PARADIGM Global Advisors, LLC

650 Fifth Avenue, 17th Floor

New York, NY 10019

_________, 2005

THESE SECURITIES ARE SUBJECT TO A HIGH DEGREE OF RISK. SEE “RISK FACTORS”.

THIS MEMORANDUM IS BEING FURNISHED BY THE FUND SOLELY FOR USE BY YOU IN EVALUATING THE OFFERING AND THE FUND. THE INVESTMENT ADVISOR WILL NOT RECEIVE ANY COMMISSIONS OR FEES FOR THE SALE OF UNITS BUT, AS THE INVESTMENT ADVISOR OF THE FUND, IT WILL RECEIVE EXPENSE REIMBURSEMENTS AND OTHER COMPENSATION FOR MANAGING THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR BY ANY STATE SECURITIES ADMINISTRATOR, NOR HAS THE SEC OR ANY STATE SECURITIES ADMINISTRATOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR DETERMINED WHETHER THIS MEMORANDUM IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR A SUBSTANTIAL PERIOD OF TIME.

THE INFORMATION IN THIS MEMORANDUM IS FURNISHED ON A CONFIDENTIAL BASIS EXCLUSIVELY FOR YOUR USE AND RETENTION AND, BY ACCEPTING THIS MEMORANDUM, YOU AGREE NOT TO TRANSMIT, REPRODUCE OR MAKE AVAILABLE TO ANY OTHER PERSON (OTHER THAN YOUR LEGAL, TAX, ACCOUNTING AND OTHER ADVISORS) ALL OR ANY PART OF THIS MEMORANDUM WITHOUT THE FUND’S EXPRESS WRITTEN PERMISSION.

THIS OFFERING WILL CONTINUE UNTIL TERMINATED BY THE FUND.

THIS IS A PRIVATE OFFERING. PARADIGM MULTI STRATEGY FUND, LLC IS AVAILABLE ONLY TO INVESTORS WHO ARE “ACCREDITED INVESTORS” UNDER REGULATION D PROMULGATED BY THE SEC UNDER THE SECURITIES ACT. EACH INVESTOR MUST ALSO HAVE A NET WORTH OF $1.5 MILLION OR MORE, SUBJECT TO CERTAIN EXCEPTIONS. EACH INVESTOR MUST HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT SUCH INVESTOR IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF THIS INVESTMENT AND MUST BE ABLE TO BEAR THE ECONOMIC RISKS OF THIS INVESTMENT. NO OFFERING IS BEING MADE HEREBY TO ANY PERSON WHO HAS NOT FURNISHED TO THE FUND A COMPLETED AND SIGNED SUBSCRIPTION QUESTIONNAIRE IN THE FORM ATTACHED AS EXHIBIT C OF THIS MEMORANDUM AND WHO IS NOT SHOWN BY SUCH SUBSCRIPTION QUESTIONNAIRE TO BE ELIGIBLE FOR THIS OFFERING. SEE “INVESTOR QUALIFICATIONS” IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND RESERVES THE RIGHT TO ACCEPT OR REJECT ANY SUBSCRIPTION TO PURCHASE UNITS.

THE TERMS AND CONDITIONS OF THIS OFFERING, THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF UNITS AND THE RIGHTS AND LIABILITIES OF THE FUND, THE BOARD OF DIRECTORS AND THE MEMBERS WILL BE GOVERNED BY THE FUND’S LIMITED LIABILITY COMPANY OPERATING AGREEMENT (THE “OPERATING AGREEMENT”) AND THE SUBSCRIPTION AGREEMENT BETWEEN EACH MEMBER AND THE FUND, THE FORMS OF WHICH ARE INCLUDED IN THIS MEMORANDUM AS EXHIBITS A AND B AND INCORPORATED HEREIN BY REFERENCE, AND THE DESCRIPTION OF ANY SUCH MATTERS IN THE TEXT OF THIS MEMORANDUM IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH EXHIBITS. THIS MEMORANDUM, WHICH INCLUDES ALL OF THE EXHIBITS ATTACHED HERETO, SHOULD BE REVIEWED CAREFULLY BY EACH OFFEREE AND EACH OFFEREE’S LEGAL, ACCOUNTING AND TAX ADVISORS PRIOR TO MAKING ANY DECISION CONCERNING AN INVESTMENT IN UNITS.

THE FUND HAS NO OPERATING HISTORY. IT IS NOT EXPECTED THAT THE UNITS WILL BE LISTED ON A SECURITIES EXCHANGE OR THAT ANY PUBLIC MARKET FOR THE SECURITIES WILL EXIST.

UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.

CAPITALIZED TERMS USED THAT ARE HEREIN AND ARE NOT OTHERWISE DEFINED WILL HAVE THE SAME MEANING AS DEFINED IN THE OPERATING AGREEMENT.

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE FUND

FEES AND EXPENSES

MANAGEMENT TEAM

BOARD OF DIRECTORS

INVESTMENT OBJECTIVE AND GOALS

INVESTMENT STRATEGIES AND SELECTION OF UNDERLYING FUNDS

OVERVIEW OF THE INVESTMENT PROCESS

RISK FACTORS

INVESTMENT RESTRICTIONS

THE OFFERING - UNITS OF THE FUND

INVESTOR QUALIFICATIONS

RESTRICTIONS ON TRANSFERS

REDEMPTIONS AND REPURCHASES OF UNITS

CALCULATION OF NET ASSET VALUE

CAPITAL ACCOUNTS

DISTRIBUTIONS

MANAGEMENT FEE

FUND EXPENSES

PAST PERFORMANCE OF THE INVESTMENT ADVISOR IN MANAGING A MULTI-MANAGER, MULTI-STRATEGY FUND OF HEDGE FUNDS

PAST PERFORMANCE OF THE INITIAL 25 UNDERLYING FUNDS

INDEMNIFICATION

TAXES

PERIODIC REPORTS

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND PAYING AGENT

AUDITOR

LEGAL COUNSEL

ADMINISTRATOR

ADDITIONAL INFORMATION

PARADIGM MULTI STRATEGY FUND, LLC

LIMITED LIABILITY COMPANY UNITS

$300,000,000

GENERAL DESCRIPTION OF THE FUND

PARADIGM Multi Strategy Fund, LLC is a Delaware limited liability company that was formed on _____________, 2005 (the “Fund”) and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). This prospectus applies to the offering of units of limited liability company interests (“Units”).

The Fund’s investment objective is to generate long-term capital appreciation with lower volatility than the broad equity markets. The Fund seeks to accomplish this objective by allocating its assets among a diverse group of skill-based portfolio managers that specialize in absolute return strategies. The Fund will invest in approximately 25 to 35 investment funds (the “Underlying Funds”) managed by third-party managers who employ a variety of absolute return investment strategies in pursuit of attractive risk-adjusted investments consistent with the preservation of capital. The actual number of Underlying Funds may vary and may change materially over time as determined by the Investment Advisor (as defined below) in its sole discretion.

FEES AND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Members can expect to bear.

Member Transaction Expenses
	Sales load (as a percentage of offering price)	None
	Dividend Reinvestment and Cash Purchase Plan Fees	None
	Unit Repurchase Fees	None
Annual Expenses (As A Percentage Of Net Assets Attributable To Units)
	Management Fee (1)	1.25%
	Shareholder Servicing Fee	None
	Other Expenses	0.50%
	Total Annual Expenses – Gross	1.75%
	Expense Reimbursements	(_____)%
	Total Annual Expenses – Net	1.75%

(1)	The Investment Advisor will receive a monthly management fee of 1/12th of 1.25% (1.25% per annum) of the net asset value of each Unit as of the first day of each calendar month.

Example:

You would pay the following expenses (including a Management Fee) on a $1,000 investment, assuming a 5% annual return:

1 YEAR	$___

3 YEARS	$___

The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Fund’s organizational and offering expenses as well as the Management Fee Adjustment are not reflected in the example. Moreover, the Fund’s actual rate of return may be greater or lesser than the hypothetical 5% return shown in the example. The dollar amounts could be higher or lower as a result of the Management Fee.

IN ADDITION TO THE EXPENSES SET FORTH ABOVE, MEMBERS WILL BEAR A PROPORTIONATE SHARE OF THE FEES AND EXPENSES FOR EACH OF THE UNDERLYING FUNDS.

MANAGEMENT TEAM

PARADIGM Global Advisors, LLC, a Delaware limited liability company and a registered investment advisor with principal offices at 650 Fifth Avenue, 17th Floor, New York, NY 10019, serves as the Fund’s investment advisor (the “Investment Advisor”). Subject to the general supervision of the Board of Directors of the Fund (the “Board of Directors”) and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Advisor is responsible for the management and operation of the Fund and the selection of the Underlying Funds with which the Fund invests its assets pursuant to the investment advisory agreement entered into between the Fund and the Investment Advisor (the “Investment Advisory Agreement”). The Investment Advisor may reallocate the Fund’s assets among Underlying Funds, terminate its relationship with Underlying Funds and Select Additional Underlying Funds, subject in each case to the ultimate supervision of, and any policies established by the Board of Directors.

The Fund’s investment portfolio is managed by the Investment Advisor. The personnel of the Investment Advisor who will initially have primary responsibility for management of the Fund (the “Management Team”) are:

Dr. James Park, is the Chief Executive Officer of the Investment Advisor and directs strategic growth and client relationships for the PARADIGM group of entities. Dr. Park holds a PhD in Financial Economics from Columbia Business School (October 1995); a J.D. from Harvard and Columbia Law Schools (1987); a B.S. in economics with honors from The Wharton School of Finance, University of Pennsylvania (1984). Dr. Park was a professor of Finance at Long Island University, where he founded the Center for Financial Markets Research, from 1991 to 1998. Dr. Park also taught at Columbia Business School and West Point Military Academy. Dr. Park has authored and presented numerous studies and articles on the investment performance of hedge funds and trading advisors.

Markus Karr is a Managing Director of Asset Allocation of the Investment Advisor has over ten years investment experience. Mr. Karr received his B.S. in computer science and engineering from Massachusetts Institute of Technology in June 1989, where he concentrated his studies on modeling and simulation design. Mr. Karr was a registered Commodity Trading Advisor from 1995 to 2002.

Stephane Farouze is a Managing Director of the Marketing and Structuring Team of the Investment Advisor. Mr. Farouze joined the Investment Advisor in early 2003 as a Director of Structured Products and Marketing Department. Prior to joining the Investment Advisor, Mr. Farouze was the Global Head of Sales and Structuring at Societe Generale’s alternative department where he grew assets under management from $3.4 billion to just over $15 billion in less than two and a half years. He has launched in excess of 100 capital guaranteed products in Italy, Spain, France, Germany, Hong Kong, Singapore, and Japan. Notably in Spain, Mr. Farouze launched a capital guaranteed mutual fund for Spain’s BSCH that raised $3.7 billion in under three months. Mr. Farouze also launched the first capital guaranteed product built on a fund of hedge funds in Japan sold through Citibank. Before working for Societe Generale Asset Management, Mr. Farouze had spent the previous decade working for firms such as BNP, Commerz Bank, and Smith Barney as a Head of Derivatives desk for Italian market. He has a Bachelor’s of Arts in finance and economics from San Diego State University.

P. James Hirchak, Jr., is a Director – Risk Management of the Investment Advisor. Mr. Hirchak graduated with a BS in Accounting from Utah State University in 1981. In 1982, Mr. Hirchak received his MBA in finance from Utah State University and received his CPA while at Peat Marwick Mitchell in New York in 1984. Mr. Hirchak’s most recent experience was as Treasurer and Senior Vice President of Gardner Capital Management, a private investment firm specializing in U.S. private equity investments and managing a portfolio of third party hedge fund managers. Mr. Hirchak was part of a small investment team and focused on financial and administrative due diligence issues. Prior to Gardner Capital Management, the principals operated under the Moran Group, LP name, an investment partnership managing U.S. and foreign investments in excess of several hundred million dollars where Mr. Hirchak was Treasurer and Chief Operating Officer. From 1990 through 1992 Mr. Hirchak was Treasurer and Chief Operating Officer of Structured Asset Management, a quantitative money manager and wholly owned subsidiary of Templeton International. Prior to 1990, Mr. Hirchak held various financial and administrative positions on the trading floors of Drexel Burnham Lambert and Kidder Peabody & Co. in New York.

Nikolay Fedorovskiy is a Senior Research Analyst of the Investment Advisor. Mr. Fedorovskiy received his Ph.D. in mathematics from Moscow State University with high algebra and computer modeling as his majors. Mr. Fedorovskiy has 8 years of experience in practical programming and engineering in Russia’s Institute of Electric Power Research, where he worked on creating programming language for the description of semantic networks. Mr. Fedorovskiy joined the Investment Advisor in 2000 as a senior research analyst and is responsible for development and support of a secure online statistical reporting system for the Investment Advisor’s asset allocation team.

BOARD OF DIRECTORS

The Board of Directors of the Fund (“Board of Directors”) has overall responsibility for the management and supervision of the operations of the Fund. The initial directors serving on the Board of Directors have been elected by the organizational Member of the Fund. By signing the Operating Agreement, each Member will be deemed to have voted for the election of each of the initial directors. In the event of any vacancy in the position of a director, the remaining directors may appoint an individual to serve in such capacity, so long as immediately thereafter at least two-thirds (2/3) of the directors then serving have been elected by the Members. The Board of Directors may call a meeting of Members to fill any vacancy in the position of a director, and will do so within 60 days after any date on which directors who were elected by the Members cease to constitute a majority of the directors then serving on the Board of Directors.

INVESTMENT OBJECTIVE AND GOALS

The Fund’s investment objective is to generate long-term capital appreciation with lower volatility than the broad equity markets. The Fund seeks to accomplish this objective by allocating its assets among a diverse group of skill-based portfolio managers that specialize in absolute return strategies. The Fund will invest in approximately 25 to 35 Underlying Funds managed by third-party managers who employ a variety of absolute return investment strategies in pursuit of attractive risk-adjusted investments consistent with the preservation of capital. The actual number of Underlying Funds may vary and may change materially over time as determined by the Investment Advisor (as defined below) in its sole discretion.

The Investment Advisor is not required to follow fixed guidelines with respect to the Underlying Funds selected and the allocation of the Fund’s assets. However, so long as such amount is within applicable ownership limitations set forth in the Investment Company Act, the Fund’s assets will be allocated in a manner so that no more than 15% of the Fund’s net asset value will be invested in any one Underlying Fund. The Investment Advisor may also invest the Fund’s assets in cash, U.S. government securities and repurchase agreements.

The investment objective of the Fund is non-fundamental. Thus, it may be changed without a vote of a majority of the Fund’s outstanding Units. Furthermore, except as otherwise indicated, the Fund‘s investment policies and restrictions are not fundamental and may be changed without a vote of the Members.

THE FUND’S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. MARKET RISKS ARE INHERENT IN ALL SECURITIES TO VARYING DEGREES. NO ASSURANCE CAN BE GIVEN THAT THE FUND’S INVESTMENT OBJECTIVE WILL BE REALIZED.

INVESTMENT STRATEGIES AND SELECTION OF UNDERLYING FUNDS

The Investment Advisor believes that a disciplined due diligence and monitoring process is critical in identifying hedge funds capable of generating the returns required to meet the Fund’s investment objective.

The Investment Advisor intends to allocate the Fund’s capital to Underlying Funds that employ a variety of investment strategies, including those that seek to capitalize on inefficiencies and pricing anomalies in securities and other financial instruments. The Investment Advisor will select Underlying Funds that follow other investment strategies if it believes that such investments are consistent with the Fund’s investment objective.

In addition, the Fund may on occasion retain one or more investment managers to manage and invest designated portions of the Fund’s assets either through a separately managed account or a separate investment vehicle in which the Investment Advisor serves as general partner or managing member and the Fund is the sole limited partner or the only other member. Investment managers for which such an investment vehicle is utilized or that manage assets directly on a managed account basis are sometimes referred to herein as “Subadvisers.” For purposes of the Fund’s leverage limitations, the Fund’s investment restrictions and certain investment limitations under the Investment Company Act, including, for example, the portfolio’s leverage limitations, the Fund will treat all assets held through any vehicles or accounts that it establishes to facilitate the management of its assets by a Subadviser as if the Fund directly owned such assets for purposes of complying with the Investment Company Act.

The Investment Advisor may invest a portion of the Fund’s assets in Underlying Funds, including other “fund of funds,” managed by the Investment Advisor or its affiliates. Such investments will only be made, if at all, upon the Fund obtaining any necessary exemptive relief or assurance from the U.S. Securities and Exchange Commission (“SEC”). There can be no assurance that the SEC will issue such an exemptive order or assurance if the Fund elects to seek it.

Following are descriptions of certain of the investment strategies utilized by investment managers in the equity long/short, event drive, relative value and tactical trading sectors. Other strategies may be employed as well. There can be no assurance that the investment managers will succeed in any of these strategies.

Equity Long/Short Strategies

Equity long/short hedge funds make long and short equity investments, often based on the investment manager’s assessment of fundamental value compared to market price. It is expected that the investment managers will employ a wide range of styles. For example, investment managers may (i) focus on companies within specific industries; (ii) focus on companies only in certain countries or regions; or (iii) employ a more diversified approach, allocating assets to opportunities across investing styles, industry sectors and geographic regions.

Event Driven Strategies

Event driven strategies seek to identify security price changes resulting from corporate events such as restructurings, mergers, takeovers, spinoffs and other special situations. Corporate event arbitrageurs generally choose their investments based on their perceptions of the likelihood that the event or transaction will occur, the amount of time that the process will take and the perceived ratio of return to risk. Strategies that may be utilized in the event driven sector include merger arbitrate, high yield/distressed securities, and special situations, each of which is described in greater detail below.

Merger Arbitrage. Merger arbitrageurs seek to capture the price spread between current market prices and the value of securities upon successful completion of a takeover or merger transaction. The availability of spreads reflects the unwillingness of other market participants to take on transaction-based risk, i.e., the risk that the transaction will not be completed and the price of the company being acquired will fall. Merger arbitrageurs evaluate this risk and seek to create portfolios that reduce specific event risk.

High Yield/Distressed Securities. High yield/distressed securities strategies invest in debt or equity securities of firms in or near bankruptcy. Investment managers differ in terms of the level of the capital structure in which they invest, the stage of the restructuring process at which they invest, and the degree to which they become actively involved in negotiating the terms of the restructuring.

Special Situations. Special situations such as spin-offs and corporate reorganizations and restructurings offer additional opportunities for event driven managers. Often these strategies are employed alongside merger arbitrage or distressed investing. An investment manager’s ability to evaluate the effect of the impact and timing of the event and to take on the associated event risk is the source of the returns. Investment managers differ in the degree to which they hedge the equity market risk of their portfolios.

Relative Value Strategies

Relative value strategies seek to profit from the mispricing of financial instruments, capturing spreads between related securities that deviate from their fair value or historical norms. Directional and market exposure is generally held to a minimum or completely hedged. Strategies that may be utilized in the relative value sector include convertible arbitrage, equity arbitrage, and fixed-income arbitrage, each of which is described in greater detail below.

Convertible Arbitrage. Convertible bond arbitrage strategies consist of buying convertible bonds and shorting an appropriate number of shares of the issuer’s common stock. The stock short sale is intended to hedge the stock price risk arising from the equity conversion feature of the convertible bond. Due to the bond features of convertibles, credit and interest rate risk may also be hedge.

Equity Arbitrage. Equity arbitrage strategies try to avoid market direction influences and seek to generate returns primarily from stock selection. Investment managers construct long and short baskets of equity securities they determine to be mispriced relative to each other, typically with similar characteristics. Portfolios are generally designed to exhibit zero or low beta to equity markets. Beta measures the degree to which an asset’s price changes when a reference asset’s price changes. For example, a beta greater than one suggests that for every 1% change in the reference asset’s price, the asset will move greater than 1%.

Fixed-Income Arbitrage. Fixed-income arbitrage strategies seek to exploit pricing anomalies that might exist across fixed-income securities and their related derivatives. Although some fixed-income strategies are based on macroeconomic considerations, the strategies are primarily quantitative in nature, and financial modeling is an integral component. Opportunities in fixed-income instruments to baskets of securities are found when securities deviate from historical relationships or fair value as determined by the investment manager. These relationships can be temporarily distorted by exogenous shocks to fixed-income supply and demand or by structural change in the fixed-income market.

Multi-Strategy. Multi-strategy investment managers invest across a range of strategies. The investment managers tend to be more opportunistic in targeting specific relative value strategies during differing market environments. In addition, these Investment Managers may have exposure that have traditionally been described as being within the event driven sector, such as merger arbitrate, high yield/distressed securities and other special situations.

OVERVIEW OF THE INVESTMENT PROCESS

The Investment Advisor will employ a dynamic investment process which includes investment manager selection, portfolio design and ongoing risk analysis and monitoring. The Investment Advisor has over 14 years of experience in constructing diversified portfolios by selecting, allocating among, and monitoring absolute return-oriented or “skill-based” investment managers. The Investment Advisor has also developed computer systems and operational capabilities to assist in them monitoring of investment managers.

The Investment Advisor seeks to identify investment managers to which it may allocate Fund assets through investments in Underlying Funds that they manage or as Subadvisers. The investment manager selection process includes a review by the Investment Advisor’s team of professionals, which may include representatives of its investment manager selection, risk and quantitative analysis, compliance, tax, legal, finance and operations areas.

The Investment Advisor believes that a systematic due diligence and monitoring process is crucial in the identification and selection of superior investment managers of the Underlying Funds capable of generating the returns required to meet the Fund’s objective. The Investment Advisor’s approach to advisor allocation relies on a well-researched, unique theoretical foundation that supports and guides every function within its portfolio management services. The Investment Advisor believes its manager selection process is unique in several important respects. The Investment Advisor has developed a sophisticated and proprietary quantitative analysis methodology that incorporates statistical measurement processes known as HEDGE FUND ALPHA, HEDGE FUND BETA and PARK RATIO, which are all patent pending. In simple terms, this process provides a ranking of the universe of available advisors that acts as an initial screening. This ranking rewards uniqueness of an advisor’s returns with respect to its peer group (often referred to as “alpha”), thus leading to low inter-advisor correlations. The ranking also normalizes for advisor volatility, which favors those advisors that can provide the highest return for the least risk.

The Investment Advisor screens the universe of available advisors to determine that the advisors selected derive profits by processing information rather than depending upon market direction. PGA views the advisors it selects as a distinct asset class because they perform a clearly discernible function (information processing); exhibit unique, definable fundamental characteristics (no reliance on market direction to generate returns) and generate performance that provides evidence of their uniqueness (low or no correlation to the performance of the overall stock or bond markets). By allocating to advisors that fall into this asset class, the Investment Advisor portfolios provide an INFORMATION PROCESSING PREMIUM (similar to a risk or liquidity premium) that does not depend upon market direction.

The Investment Advisor also is unique because it does not rank managers based on return and Sharpe ratio. Despite its popularity and widespread use, the Investment Advisor research shows that Sharpe ratio has several flaws that do not contribute to building a superior portfolio. Sharpe ratio is a comparison statistic that compares the performance of two managers at a time. Sharpe ratio and other comparison statistics answer the question, “Which manager is the best?” However, these statistics do not give any insight into the more meaningful question of which combination of managers contribute to an optimal portfolio of managers that outperforms the passive benchmark. The Investment Advisor uses portfolio measurements such as HEDGE FUND ALPHA, HEDGE FUND BETA and PARK RATIO (all patent pending) because they have a basis in portfolio theory and have been proven (both statistically and in real-time fund management) to select the managers that contribute to an optimal portfolio.

In making its selections and in addition to the screenings and analyses described above, the Investment Advisor also conducts a rigorous, qualitative due diligence review. Through its extensive interview process, the Investment Advisor evaluates such subjective (or non-quantitative) factors as the character of each potential advisor’s trading method, reputation, overall performance, markets and instruments traded, fee structure, redemption provisions, amount of funds under management and past and current business relationships.

In pursuing the Fund’s allocation strategy, the Investment Advisor recognizes that many of the most successful advisors reach a limit of funds under management beyond which they are unwilling to accept new investment and that all successful advisors begin to place more and more limitations on investments as the amount of assets under management increases. The Investment Advisor therefore has established investment positions and relationships with advisors that should enhance the Fund’s ability to access advisors that would otherwise limit or restrict investment into their programs.

While the advisor selections ultimately will be made on the basis of the Investment Advisor’s subjective assessments of the available advisors, the Investment Advisor also considers statistical data regarding the degrees of correlation among the advisors’ records. The Investment Advisor will evaluate, on an ongoing basis, the desirability of reallocating the Fund’s assets among the advisors, allocating existing or new assets to or among additional advisors and the desirability of retaining additional or replacement advisors based on its evaluation of which available advisors have the best prospects for profitability and other factors. The Investment Advisor will follow no fixed policies in allocating and reallocating the Fund’s assets and will in all cases be guided to its subjective judgment.

In determining the relative allocations of capital to each investment manager, the Investment Advisor considers the risk and return characteristics of each of the investment managers, including the average expected volatility of returns, drawdown patterns and liquidity and leverage characteristics. In addition, the Investment Advisor considers how each investment manager’s returns are expected to correlate to the other investment managers in the portfolio. It is expected that allocations will vary significantly over time as returns for different investment managers vary. The Investment Advisor also may adjust allocations from time to time when it deems it appropriate to do so. In addition, it is expected that individual allocations will grow larger or smaller as each investment manager’s performance varies over time.

The identity and number of the investment managers and Underlying Funds may change materially over time. The Investment Advisor may withdraw from or invest in different

Underlying Funds without prior notice to or the consent of the Fund or the members of the Fund.

The Investment Advisor may invest a substantial portion of the Fund’s assets with investment managers who may have limited track records and Underlying Funds with limited operating histories. In such cases, the investment managers or individual members of their management teams generally will have had, in the Investment Advisor’s opinion, significant relevant experience trading in the strategies that such investment managers are expected to utilize. However, the Fund is not able to ensure Members that each of the investment managers, even those with longer track records, will perform as expected or not undertake actions that would not be in the best interest of the Fund or the Members.

RISK FACTORS

An investment in Units involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

General. The Fund intends to invest substantially all of its available capital in securities of private investment funds. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Fund may not be able to resell some of its securities holdings for extended periods, which may be several years.

Investment Advisor. The Investment Advisor and certain of its investment professionals also carry on substantial investment activities for other funds and client accounts (collectively, “Other Accounts”). As a result, the Investment Advisor and its staff may have conflicts of interest in allocating their time and activity between the management of the Fund and the management of Other Accounts. The Investment Advisor and its staff will devote only so much time to the management of the Fund as in their judgment is necessary and appropriate.

There may be circumstances where the Investment Advisor or the portfolio manager invests a larger percentage of one or more of the Other Accounts’ respective assets than the Fund’s assets. The Investment Advisor also may consider participation by its Other Accounts in investment opportunities that the Investment Advisor does not intend to invest, or which are contrary to investments made, on behalf of the Fund, or vice versa. In addition, the Investment Advisor may charge the Other Accounts fees that are lower than those the Fund charges.

Underlying Fund Selection and Monitoring. The Investment Advisor employs a detailed analysis for the screening and monitoring of the Underlying Funds so that the Investment Advisor can monitor leverage levels, positions concentration and adherence to stated strategies. However, the Investment Advisor does not have access to nor control over the daily investment holdings of any of the Underlying Funds. As a result, there can be no assurance that the manager of any Underlying Fund will conform its conduct to the Underlying Fund’s stated strategies.

Limited Liquidity For Members. The Fund is a closed-end investment company designed primarily for long-term investors. Units of an Underlying Fund will not be traded on any securities exchange or other market. With very limited exceptions, Units are not transferable and liquidity will be provided only through limited quarterly repurchase offers.

Limited Operational History. While the Investment Advisor has been in the business of managing fund of funds strategies since 1991, the Fund has no operating history on the basis of which you might evaluate its performance. There can be no assurance that the Fund’s investment objective will be realized or that the Fund’s investment strategy will prove successful. No assurance can be given that the Fund’s investment portfolio will generate any income or appreciate in value.

Reliance On The Investment Manager. The likelihood that Members will realize income or gain from investing in the Fund will depend on the investment selection and monitoring by the Investment Manager.

Special Risks Of Fund Of Funds Structure. The Underlying Funds will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the protections of the Investment Company Act with regard to these investments. Each Underlying Fund will pay any performance-based allocations or fees for which they are obligated irrespective of the performance of the other Underlying Funds and the Fund generally. Accordingly, an Underlying Fund with positive performance may be entitled to receive a performance allocation or fee from the Fund, and thus indirectly from Members, even if the Fund’s overall investment return is negative.

Tax Considerations And Delayed Tax Reporting. The tax aspects of an investment in the Fund are complicated and you should have them reviewed by professional advisors familiar with such investor’s personal tax situation and with the tax laws and regulations applicable to the investor and investment funds.

For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Underlying Funds. An Underlying Fund’s delay in providing this information could delay the Fund’s preparation of tax information for Members, which might require Members to seek extensions of the deadline to file their tax returns, or could delay the preparation of the Fund’s annual report.

Risks Relative To Underlying Funds:

Market Risks. The profitability of a significant portion of the Fund’s investment program will depend to a great extent on the correct assessment of the future course of price movements of securities and other instruments. There can be no assurance that managers of the Underlying Funds will be able to accurately predict these price movements.

Small Cap Securities. The Underlying Funds may invest in companies with modest capitalization. While small companies can provide greater growth potential than larger, more mature companies, investing in the securities of such companies also involves greater risk, potential price volatility and trading costs. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Leverage; Borrowing. The Underlying Funds are authorized to borrow money to meet repurchase requests and for cash management purposes. While borrowings are outstanding for these purposes, the Underlying Funds will be permitted to reinvest the proceeds of the sale of securities or new sales of Units and, thus, may employ leverage. To the extent that the Underlying Funds use leverage, the value of their net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If an Underlying Fund’s investments decline in value, the loss will be magnified if the Underlying Fund has borrowed money to make its investment. In addition, an Underlying Fund’s performance may be adversely affected if it is not able to repay borrowings or if it is forced to sell investments at disadvantageous times in order to repay borrowings.

Hedging Strategies. The Underlying Funds may engage in short sales, the use of derivatives, trading in index futures and index options, and the use of leverage and other strategies from time to time in order to “hedge” or offset investment risk. Successful use of these instruments depends on the manager of the Underlying Fund’s ability to predict movements in the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. In adverse circumstances the use of derivatives may result in sudden and severe losses to the Underlying Funds employing such strategies.

Foreign Investments. An Underlying Fund may invest in foreign securities which are generally denominated in foreign currencies, and American Depository Receipts (“ADRs”) traded on U.S. securities exchanges. Such investing involves certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include fluctuation in exchange rates of foreign currencies, less public information with respect to issuers of securities, less governmental supervision of foreign issuers, lack of uniform accounting, auditing and financial reporting standards, the possible expropriation of assets or confiscatory taxation by a host government, the possible imposition of foreign taxes, and political risks associated with the countries in which foreign issuers are located.

Restricted Securities. An Underlying Fund may invest in restricted securities that are not traded in public markets. Restricted securities generally are difficult or impossible to sell at prices comparable to the market prices of similar securities that are publicly traded. No assurance can be given that any such restricted securities will be eligible for resale or otherwise to be traded on a public market even if a public market for the securities were to develop.

Performance Fees. Most of the Underlying Funds will pay a performance based fee. In certain cases, managers may be paid a fee based on appreciation during the specific measuring period without taking into account losses occurring in prior measuring periods, although the Investment Advisor anticipates that managers who charge such fees will take into account prior losses. These fee arrangements may create an incentive for such managers to make investments that are riskier or more speculative than if a performance based fee were not paid.

Portfolio Turnover. The Underlying Funds are expected to have higher portfolio turnover than many other investment funds. The brokerage commissions and other transaction costs incurred by the Underlying Funds will be generally higher than those incurred by investment funds with lower portfolio turnover rates. In addition, a high portfolio turnover will result in special tax considerations. See “Taxes” and “Tax Treatment of Fund Investments” in the Fund’s SAI.

For additional information regarding Risk Factors, please see the Fund’s SAI.

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the vote, at an annual or a special meeting of the security holders of the Fund duly called, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or of (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund’s fundamental investment restrictions are as follows:

(1)	The Fund will not invest more than 15% of the Fund’s net assets in any one Underlying Fund.
(2)

The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry. This restriction does not apply to the Fund’s investments in Underlying Funds.

(3)

The Fund will not issue senior securities representing stock, except to the extent permitted by the Investment Company Act. In addition, the Fund will not issue senior securities representing indebtedness, except that: (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of “senior securities” representing indebtedness, and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, Units.

(4)

The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

(5)

The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(6)

The Fund will not purchase or sell commodities or commodity contracts, except, subject to the Investment Advisor’s registration with the CFTC, that it may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts; however, this restriction shall not apply to the Fund to the extent that it may purchase or sell commodities or commodity contracts through Underlying Funds.

(7)

The Fund will not purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein; however, this restriction shall not apply to the Fund to the extent that it may purchase or sell real estate or interests therein through Underlying Funds.

THE OFFERING - UNITS OF THE FUND

The Units will be offered at an initial offering price of $1,000,000 to a limited number of Eligible Investors (as defined below). There is no maximum aggregate offering size.

The Fund expects to hold an initial closing on or about _______, 2005 (the “Initial Closing Date”). The fund will be accepting additional subscriptions on the first day of each month thereafter and on a continual basis and at such additional times as the managing member may permit.

INVESTOR QUALIFICATIONS

Units will only be sold to Accredited Investors who have a new worth, either as individuals or collectively with their spouses, of more than $1,500,000 or who invest at least $750,000 in the Fund and/or other funds managed by the Investment Advisor.

RESTRICTIONS ON TRANSFERS

With very limited exceptions, Units are not transferable. Persons who purchase Units (“Members”) will have no right to require the Fund to permit a transfer of their Units. See “Redemptions, Repurchases of Units and Transfers” in the SAI for additional information.

REDEMPTIONS AND REPURCHASES OF UNITS

No Right Of Redemption. No Member or other person holding a Unit will have the right to require the Fund to redeem that Unit or portion thereof. There is no public market for Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below and more fully in the SAI.

Repurchases Of Units. The Board of Directors may, from time to time and in their sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at times and on terms and conditions as they establish. In determining whether the Fund should offer to repurchase Units, the Board of Directors will consider the recommendation of the Investment Advisor. The Investment Advisor expects that it will not recommend to the Board of Directors that the Fund offer to repurchase Units from Members prior to September 30, 2006. Thereafter, the Investment Advisor expects that generally it will recommend to the Board of Directors that the Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31.

CALCULATION OF NET ASSET VALUE

The Administrator will calculate the net asset value per Unit in dollars as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Standard Time) on the twenty-fifth day after each Allocation Period (defined below), unless the calculation of the net asset value has been suspended. The Fund will value interests in the Underlying Funds at fair value, which ordinarily will be the value determined by their respective investment managers in accordance with procedures established by the Board of Directors.

The net asset value for the Fund is comprised of the net asset value of the Underlying Funds in which the Fund invests, less the expenses and liabilities of the Fund, and other assets in which the Fund invests. Special situations affecting the calculation of net asset value may arise from time to time. You should be aware that, generally, the Fund, the Investment Advisor and the Administrator will not be able to examine or verify the valuations provided by the Underlying Funds. Absent bad faith or manifest error, the determination of net asset value of the Fund is conclusive and binding on all Members.

The Fund’s net asset value per Unit will be based on the net asset value of the Fund and will be determined by dividing the net asset value of the Fund by the number of Units outstanding. Except as otherwise provided, the net asset value per Unit will be determined by the Administrator and published or made available at the office of the Fund at the end of each Allocation Period based on the price availability of the underlying investments, subject to reasonable delays (i.e., delays the Fund may encounter in receiving the net asset value of the Underlying Funds).

CAPITAL ACCOUNTS

The Fund will maintain a separate capital account for each Member which will have an opening balance equal to the sum of the net asset value of the total number of Units subscribed for by such Member. Each Member’s capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional subscriptions by the Member for Units of the Fund, plus any amounts credited to the Member’s capital account with respect to organization expenses or as otherwise described herein or in the Operating Agreement. Similarly, each Member’s capital account will be reduced by the sum of the net asset value of any Units repurchased by the Fund, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member’s capital account with respect to organization expenses or as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each Allocation Period. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year; (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each Allocation Period by dividing the balance of the Member’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

DISTRIBUTIONS

The Fund does NOT intend to distribute to the Members any of the Fund’s income, but intends to reinvest substantially all income and gain allocable to the Members. A Member may therefore be allocated income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

MANAGEMENT FEE

Pursuant to the Investment Advisory Agreement, the Investment Advisor will be entitled to receive a month management fee (the “Management Fee”). The Management Fee will be equal to 1/12th of 1.25% of the net asset value of each Unit as of the first day of each calendar month.

For purposes of determining the Management Fee, net assets will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of net assets as reported by the sponsors of the Underlying Funds. The overall fees payable by the Members may be higher than those paid by other registered investment companies but may be lower than those paid by many private investment funds with similar investment policies.

FUND EXPENSES

Organizational and operating expenses of the Fund will be paid by the Fund, and therefore, indirectly by its Members.

The Fund will also bear certain ongoing offering costs associated with any periodic offering of Fund interests. These costs will be charged to capital as incurred, and cannot be deducted for tax purposes by the Fund or its Members.

PAST PERFORMANCE OF THE INVESTMENT ADVISOR IN MANAGING A MULTI-MANAGER, MULTI-STRATEGY FUND OF HEDGE FUNDS

The table that follows presents past performance data for PARADIGM Multi Strategy Fund (“PMSF”), a multi-manager, multi-strategy fund of hedge funds which is managed by the Investment Advisor with investment objectives, policies and strategies substantially similar to that of the Fund except that PMSF allocates its assets among 44 investment managers and the Fund will initially only invest in 25 Underlying Funds. The information presented below is based on actual performance data provided by Paradigm. The information does not represent the Fund’s performance, as it is newly organized and has no performance record of its own.

In addition, for comparison purposes, the table set forth below presents past performance data for HFRI Fund of Funds Composite Index (“HFRI Index”). The HFRI Index is a composite of funds selected from the over 1800 fund of funds that are tracked by Hedge Fund Research, Inc. The following sub-indicies are components of the HFRI Index:

HFRI Fund of Funds Conservative Index

This index consists of funds that primarily invest in funds that generally (i) engage in more "conservative" strategies such as Equity Market Neutral, Fixed Income Arbitrage, and Convertible Arbitrage and (ii) exhibit a lower historical annual standard deviation than the HFRI Index. A fund in the HFRI Fund of Funds Conservative Index shows generally consistent performance regardless of market conditions.

HFRI Fund of Funds Diversified Index

This index consists of funds that primarily invest in funds that generally (i) invest in a variety of strategies among multiple managers, (ii) have a historical annual return and/or a standard deviation generally similar to the HFRI Index and (iii) demonstrates generally close performance and returns distribution correlation to the HFRI Index. A fund in the HFRI Fund of Funds Diversified Index tends to show minimal loss in down markets while achieving superior returns in up markets.

HFRI Fund of Funds Market Defensive Index

This index consists of funds that primarily invest in funds that generally (i) engage in short-biased strategies such as short selling and managed futures and (ii) show a negative correlation to the general market benchmarks (S&P). A fund in the Fund of Funds Market Defensive Index exhibits higher returns during down markets than during up markets.

HFRI Fund of Funds Strategic Index

This index consists of funds that primarily invest in funds that generally (i) seek superior returns by primarily investing in funds that generally engage in more opportunistic strategies such as Emerging Markets, Sector specific, and Equity Hedge and (ii) exhibit a greater dispersion of returns and higher volatility compared to the HFRI Index. A fund in the HFRI Fund of Funds Strategic Index tends to outperform the HFRI Index in up markets and underperform the index in down markets.

To the extent expense waivers or reimbursements were in effect during the period indicated below, actual returns would have been lower had such expense waivers or reimbursements not been in effect. The performance shown below is net of expenses. The information should not be considered a prediction of the future performance of the Fund. The actual performance of the Fund may be higher or lower than that shown. Past performance of PMSF is no guarantee of future results of the Fund. Paradigm’s accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected performance.

PARADIGM’S RETURNS
	PMSF	HFRI Index
1 Year Trailing as of July 2005	5.19%	8.18%
3 Years Trailing as of July 2005	12.62%	23.45%
5 Years Trailing as of July 2005	25.88%	26.17%

PAST PERFORMANCE OF THE INITIAL 25 UNDERLYING FUNDS

The table that follows presents past performance data for each of the twenty-five Underlying Funds that the Investment Advisor initially intends to allocate its assets among. The information presented below is based on actual performance data provided by Paradigm. The information should not be considered a prediction of the future performance of the Fund. The actual performance of the Fund may be higher or lower than that shown. The performance shown below does not include expenses of the individual Underlying Funds, and if it did, performance returns would have been lower. Past performance of the Underlying Funds is no guarantee of future results of the Fund.

Underlying Fund	Fund Inception Date	1 Year Trailing as of July 2005	3 Years Trailing as of July 2005	5 Years Trailing as of July 2005
Manager #1	May 1989	14.58%	95.05%	276.52%
Manager #2	October 2003	11.23%	N/A	N/A
Manager #3	March 2003	4.30%	N/A	N/A
Manager #4	April 1995	13.58%	61.46%	77.52%
Manager #5	September 2002	8.17%	N/A	N/A
Manager #6	August 2001	2.42%	16.27%	N/A
Manager #7	October 2000	5.02%	20.98%	N/A
Manager #8	March 2004	5.27%	N/A	N/A
Manager #9	May 2002	2.27%	23.03%	N/A
Manager #10	August 2001	3.99%	25.19%	N/A
Manager #11	October 1998	31.04%	94.59%	184.81%
Manager #12	January 1996	16.09%	37.80%	51.63%
Manager #13	June 1994	7.31%	13.02%	46.75%
Manager #14	January 2003	10.86%	N/A	N/A
Manager #15	November 2002	18.95%	N/A	N/A
Manager #16	October 2000	10.93%	35.09%	N/A
Manager #17	June 2004	32.65%	N/A	N/A
Manager #18	January 2000	7.02%	9.36%	41.00%
Manager #19	July 2004	11.31%	N/A	N/A
Manager #20	January 2004	18.31%	N/A	N/A
Manager #21	July 2002	7.30%	40.26%	N/A
Manager #22	September 2001	6.72%	26.94%	N/A

Manager #23	July 2002	13.19%	26.08%	N/A
Manager #24	April 1998	37.52%	60.94%	126.09%
Manager #25	November 2001	11.46%	30.66%	N/A

The table that follows presents composite past performance data for the 25 Underlying Funds on a gross returns basis.

Time Frame	Return
1 Year Trailing (as of July 2005)	12.28%
3 Years Trailing (as of July 2005)	46.37%
5 Years Trailing (as of July 2005)	N/A

Calendar Year 2001	14.23%
Calendar Year 2002	9.81%
Calendar Year 2003	17.96%
Calendar Year 2004	12.17%
Calendar Year 2005 (as of July 2005)	5.79%

The table that follows presents composite past performance data for the 25 Underlying Funds on a net returns basis. The gross performance above has been recalculated to reflect the deductions of the Fund’s expenses as shown on the Fund’s fee table (see GENERAL DESCRIPTION OF THE FUND: FEES AND EXPENSES).

Time Frame	Return
1 Year Trailing (as of July 2005)	10.35%
3 Years Trailing (as of July 2005)	38.95%
5 Years Trailing (as of July 2005)	N/A

Calendar Year 2001	11.65%
Calendar Year 2002	7.68%
Calendar Year 2003	14.89%
Calendar Year 2004	9.80%
Calendar Year 2005 (as of July 2005)	4.65%

INDEMNIFICATION

The Fund has agreed to indemnify and hold harmless the Investment Advisor and each of its managing members and officers, and each person, if any, who controls the Investment Advisor, against any loss, etc., based upon an assertion that the registration statement, prospectus, member reports or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Fund will not indemnify the Investment Advisor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Investment Advisor. The indemnification provisions in the Investment Advisory Agreement will be limited by applicable state and federal laws. The Fund has agreed to indemnify the Investment Advisor and its principals, employees, agents and affiliates for losses arising out of or related to the management of the Fund’s assets, provided the Investment Advisor and its principals, employees, agents, and affiliates acted in good faith and in a manner reasonably believed by them to be in or not opposed to the best interests of the Fund and the Investment Advisor’s acts or omissions and those of its principals, employees, agents and affiliates did not constitute gross negligence, fraud or willful misconduct. The Investment Advisor has agreed to indemnify the Fund for losses resulting from the Investment Advisor’s gross negligence, fraud or willful misconduct.

TAXES

You should obtain independent tax advice prior to making an investment in the Fund. The Fund should be expected to generate unrelated business taxable income.

As an entity taxable as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each Member will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund’s income, gain, loss, deductions and credit for each taxable year of the Fund ending with or within the Member’s taxable year. Each item will have the same character to a Member, and generally will have the same source (either United States or foreign), as though the Member realized the item directly. Members must report these items regardless of whether the Fund or Members receive cash distributions for the year, and therefore may incur income tax liabilities that exceed any distributions from the Fund.

Members should be aware that the Management Fee will be treated as a miscellaneous itemized deduction that will not be deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

PERIODIC REPORTS

The Fund will provide quarterly and annual audited financial statements. Because the Underlying Funds may not provide annual reports to the Fund on a timely basis, the Fund’s annual audited report may be delayed and Members may need to seek extensions of the deadline to file their tax returns.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND PAYING AGENT

[_____________________] (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) selected by the Investment Advisor. Assets of the Fund are not held by the Investment Advisor or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [_________________].

AUDITOR

Ernst & Young, LLP serves as the independent auditors of the Fund. Its principal business address is 5 Times Square, New York, New York 10036-6530.

LEGAL COUNSEL

Thacher Proffitt & Wood LLP, acts as legal counsel to the Fund. Its principal business address is Two World Financial Center, New York, New York 10281.

ADMINISTRATOR

BISYS Fund Services Ohio, Inc. (the “Administrator”), a Delaware corporation, serves as the administrator for the Fund. The Administrator provides general management related services, including those relating to valuation of the Fund’s assets. The Administrator is located at 3435 Stelzer Road, Columbus, Ohio 43219.

ADDITIONAL INFORMATION

This Memorandum does not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations and at the SEC’s website (WWW.SEC.GOV) for no charge.

Statements contained in this Memorandum as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Memorandum forms a part, each such statement being qualified in all respects by such reference.

More detailed information about the Fund is available in the SAI which is available at no additional charge and may be obtained by calling: (212) 271-3388 or writing: PARADIGM Multi Strategy Fund, LLC 650 Fifth Avenue, 17th Floor, New York, New York 10019.

Table of Contents of the Statement of Additional Information

General Description of the Fund

Investment Strategies and Selection of Underlying Funds

Equity Long/Short Strategies

Event Driven Strategies

Relative Value Strategies

Control Persons

Investment Restrictions

Risk Factors

Fees and Expenses

Units of the Fund

Redemptions, Repurchases of Units and Transfers

Management of the Fund

Compensation of the Board of Directors

Compensation of the Management Team

Conflict of Interest

Code of Ethics

Brokerage Practices

Allocation of Net Profits and Net Losses

Allocation of Special Items

Reserves

Voting

Proxy Voting Policies and Procedures

Taxes

Tax Treatment of Fund Investments

Erisa Considerations

Summary of Operating Agreement

Other Service Providers

Auditors and Legal Counsel

Fiscal Year

STATEMENT OF ADDITIONAL INFORMATION

PARADIGM MULTI STRATEGY FUND, LLC,

A DELAWARE LIMITED LIABILITY COMPANY

A PRIVATE OFFERING OF LIMITED LIABILITY COMPANY UNITS

$300,000,000

PARADIGM Global Advisors, LLC

650 Fifth Avenue, 17th Floor

New York, NY 10019

(212) 271-3388

_________, 2005

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of PARADIGM Multi Strategy Fund, LLC (the “Fund”), dated _____________, 2005. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

The information in this SAI is not complete and may be changed. The Fund may not sell these Units until the registration statement has been filed with the Securities and Exchange Commission (the “SEC”). This SAI is not an offer to sell these Units and is not soliciting an offer to buy these Units in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE FUND

INVESTMENT STRATEGIES AND SELECTION OF UNDERLYING FUNDS

EQUITY LONG/SHORT STRATEGIES

EVENT DRIVEN STRATEGIES

RELATIVE VALUE STRATEGIES

CONTROL PERSONS

INVESTMENT RESTRICTIONS

RISK FACTORS

FEES AND EXPENSES

UNITS OF THE FUND

REDEMPTIONS, REPURCHASES OF UNITS AND TRANSFERS

MANAGEMENT OF THE FUND

COMPENSATION OF THE BOARD OF DIRECTORS

COMPENSATION OF THE MANAGEMENT TEAM

CONFLICT OF INTEREST

CODE OF ETHICS

BROKERAGE PRACTICES

ALLOCATION OF NET PROFITS AND NET LOSSES

ALLOCATION OF SPECIAL ITEMS

RESERVES

VOTING

PROXY VOTING POLICIES AND PROCEDURES

TAXES

TAX TREATMENT OF FUND INVESTMENTS

ERISA CONSIDERATIONS

SUMMARY OF OPERATING AGREEMENT

OTHER SERVICE PROVIDERS

AUDITORS AND LEGAL COUNSEL

FISCAL YEAR

GENERAL DESCRIPTION OF THE FUND

PARADIGM Multi Strategy Fund, LLC is a Delaware limited liability company that was formed on _______________, 2005 (the “Fund”) and is a closed-end, non-diversified investment company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Units of beneficial interest of the Fund are herein referred to as “Units.” PARADIGM Global Advisors, LLC (the “Investment Advisor”) intends to invest the Fund’s assets in a “fund of funds” investment style whereby it will invest in other unregistered investment funds (i.e., hedge funds) that employ various investment styles.

INVESTMENT STRATEGIES AND SELECTION OF UNDERLYING FUNDS

The Investment Advisor believes that a disciplined due diligence and monitoring process is critical in identifying hedge funds capable of generating the returns required to meet the Fund’s investment objective.

The Fund’s investment objective is to generate long-term capital appreciation with lower volatility than the broad equity markets. The Fund seeks to accomplish this objective by allocating its assets among a diverse group of skill-based portfolio managers that specialize in absolute return strategies. The Fund will invest in approximately 25 to 35 investment funds (the “Underlying Funds”) managed by third-party managers who employ a variety of absolute return investment strategies in pursuit of attractive risk-adjusted investments consistent with the preservation of capital. The actual number of Underlying Funds may vary and may change materially over time as determined by the Investment Advisor in its sole discretion.

Following are descriptions of certain of the investment strategies utilized by investment managers in the equity long/short, event drive, relative value and tactical trading sectors. Other strategies may be employed as well. There can be no assurance that the investment managers will succeed in any of these strategies.

EQUITY LONG/SHORT STRATEGIES

Equity long/short hedge funds make long and short equity investments, often based on the investment manager’s assessment of fundamental value compared to market price. It is expected that the investment managers will employ a wide range of styles. For example, investment managers may (i) focus on companies within specific industries; (ii) focus on companies only in certain countries or regions; or (iii) employ a more diversified approach, allocating assets to opportunities across investing styles, industry sectors and geographic regions.

EVENT DRIVEN STRATEGIES

Event driven strategies seek to identify security price changes resulting from corporate events such as restructurings, mergers, takeovers, spinoffs and other special situations. Corporate event arbitrageurs generally choose their investments based on their perceptions of the likelihood that the event or transaction will occur, the amount of time that the process will take and the perceived ratio of return to risk. Strategies that may be utilized in the event driven sector include merger arbitrate, high yield/distressed securities, and special situations, each of which is described in greater detail below.

Merger Arbitrage. Merger arbitrageurs seek to capture the price spread between current market prices and the value of securities upon successful completion of a takeover or merger transaction. The availability of spreads reflects the unwillingness of other market participants to take on transaction-based risk, i.e., the risk that the transaction will not be completed and the price of the company being acquired will fall. Merger arbitrageurs evaluate this risk and seek to create portfolios that reduce specific event risk.

High Yield/Distressed Securities. High yield/distressed securities strategies invest in debt or equity securities of firms in or near bankruptcy. Investment managers differ in terms of the level of the capital structure in which they invest, the stage of the restructuring process at which they invest, and the degree to which they become actively involved in negotiating the terms of the restructuring.

Special Situations. Special situations such as spin-offs and corporate reorganizations and restructurings offer additional opportunities for event driven managers. Often these strategies are employed alongside merger arbitrage or distressed investing. An investment manager’s ability to evaluate the effect of the impact and timing of the event and to take on the associated event risk is the source of the returns. Investment managers differ in the degree to which they hedge the equity market risk of their portfolios.

RELATIVE VALUE STRATEGIES

Relative value strategies seek to profit from the mispricing of financial instruments, capturing spreads between related securities that deviate from their fair value or historical norms. Directional and market exposure is generally held to a minimum or completely hedged. Strategies that may be utilized in the relative value sector include convertible arbitrage, equity arbitrage, and fixed-income arbitrage, each of which is described in greater detail below.

Convertible Arbitrage. Convertible bond arbitrage strategies consist of buying convertible bonds and shorting an appropriate number of shares of the issuer’s common stock. The stock short sale is intended to hedge the stock price risk arising from the equity conversion feature of the convertible bond. Due to the bond features of convertibles, credit and interest rate risk may also be hedge.

Equity Arbitrage. Equity arbitrage strategies try to avoid market direction influences and seek to generate returns primarily from stock selection. Investment managers construct long and short baskets of equity securities they determine to be mispriced relative to each other, typically with similar characteristics. Portfolios are generally designed to exhibit zero or low beta to equity markets. Beta measures the degree to which an asset’s price changes when a reference asset’s price changes. For example, a beta greater than one suggests that for every 1% change in the reference asset’s price, the asset will move greater than 1%.

Fixed-Income Arbitrage. Fixed-income arbitrage strategies seek to exploit pricing anomalies that might exist across fixed-income securities and their related derivatives. Although some fixed-income strategies are based on macroeconomic considerations, the strategies are primarily quantitative in nature, and financial modeling is an integral component. Opportunities in fixed-income instruments to baskets of securities are found when securities deviate from historical relationships or fair value as determined by the investment manager. These relationships can be temporarily distorted by exogenous shocks to fixed-income supply and demand or by structural change in the fixed-income market.

Multi-Strategy. Multi-strategy investment managers invest across a range of strategies. The investment managers tend to be more opportunistic in targeting specific relative value strategies during differing market environments. In addition, these Investment Managers may have exposure that have traditionally been described as being within the event driven sector, such as merger arbitrate, high yield/distressed securities and other special situations.

There can be no assurance that the Investment Advisor will generate profits for the Fund. Certain of the practices employed by the Underlying Funds, including short selling, leverage and limited diversification, can maximize the adverse impact on the Investment Advisor’s investment portfolio.

Paradigm Global Advisors (“PGA”) believes that a systematic due diligence and monitoring process is crucial in the identification and selection of superior investment managers of the Underlying Funds capable of generating the returns required to meet the Fund’s objective. The Investment Advisor’s approach to advisor allocation relies on a well-researched, unique theoretical foundation that supports and guides every function within its portfolio management services. The Investment Advisor believes its manager selection process is unique in several important respects. PGA has developed a sophisticated and proprietary quantitative analysis methodology that incorporates statistical measurement processes known as HEDGE FUND ALPHA, HEDGE FUND BETA and PARK RATIO, which are all patent pending. In simple terms, this process provides a ranking of the universe of available advisors that acts as an initial screening. This ranking rewards uniqueness of an advisor’s returns with respect to its peer group (often referred to as “alpha”), thus leading to low inter-advisor correlations. The ranking also normalizes for advisor volatility, which favors those advisors that can provide the highest return for the least risk.

PGA screens the universe of available advisors to determine that the advisors selected derive profits by processing information rather than depending upon market direction. PGA views the advisors it selects as a distinct asset class because they perform a clearly discernible function (information processing); exhibit unique, definable fundamental characteristics (no reliance on market direction to generate returns) and generate performance that provides evidence of their uniqueness (low or no correlation to the performance of the overall stock or bond markets). By allocating to advisors that fall into this asset class, PGA portfolios provide an INFORMATION PROCESSING PREMIUM (similar to a risk or liquidity premium) that does not depend upon market direction.

PGA also is unique because it does not rank managers based on return and Sharpe ratio. Despite its popularity and widespread use, PGA research shows that Sharpe ratio has several flaws that do not contribute to building a superior portfolio. Sharpe ratio is a comparison statistic that compares the performance of two managers at a time. Sharpe ratio and other comparison statistics answer the question, “Which manager is the best?” However, these statistics do not give any insight into the more meaningful question of which combination of managers contribute to an optimal portfolio of managers that outperforms the passive benchmark. PGA uses portfolio measurements such as HEDGE FUND ALPHA, HEDGE FUND BETA and PARK RATIO (all patent pending) because they have a basis in portfolio theory and have been proven (both statistically and in real-time fund management) to select the managers that contribute to an optimal portfolio.

In making its selections and in addition to the screenings and analyses described above, PGA also conducts a rigorous, qualitative due diligence review. Through its extensive interview process, PGA evaluates such subjective (or non-quantitative) factors as the character of each potential advisor’s trading method, reputation, overall performance, markets and instruments traded, fee structure, redemption provisions, amount of funds under management and past and current business relationships.

In pursuing the Fund’s allocation strategy, PGA recognizes that many of the most successful advisors reach a limit of funds under management beyond which they are unwilling to accept new investment and that all successful advisors begin to place more and more limitations on investments as the amount of assets under management increases. The Investment Advisor therefore has established investment positions and relationships with advisors that should enhance the Fund’s ability to access advisors that would otherwise limit or restrict investment into their programs.

While the advisor selections ultimately will be made on the basis of PGA subjective assessments of the available advisors, PGA also considers statistical data regarding the degrees of correlation among the advisors’ records. PGA will evaluate, on an ongoing basis, the desirability of reallocating the Fund’s assets among the advisors, allocating existing or new assets to or among additional advisors and the desirability of retaining additional or replacement advisors based on its evaluation of which available advisors have the best prospects for profitability and other factors. PGA will follow no fixed policies in allocating and reallocating the Fund’s assets and will in all cases be guided to its subjective judgment.

CONTROL PERSONS

Set forth below are the names, addresses and percentage ownership of each person that controls the Investment Advisor:

Name	Address	Ownership Percentage
Dr. James Park	c/o PARADIGM Global Advisors, LLC 650 Fifth Avenue, 17th Floor New York, NY 10019	49.5%
Mr. Stephane Farouze	c/o PARADIGM Global Advisors, LLC 650 Fifth Avenue, 17th Floor New York, NY 10019	31.5%

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the Investment

Company Act, the vote of a majority of the outstanding voting securities means the vote, at an annual or a special meeting of the security holders of the Fund duly called, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund’s fundamental investment restrictions are as follows:

(1)        The Fund will not invest more than 15% of the Fund’s net assets in any one Underlying Fund.

(2)        The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry. This restriction does not apply to the Fund’s investments in Underlying Funds.

(3)        The Fund will not issue senior securities representing stock, except to the extent permitted by the Investment Company Act. In addition, the Fund will not issue senior securities representing indebtedness, except that: (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of “senior securities” representing indebtedness, and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, Units.

(4)        The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

(5)        The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(6)        The Fund will not purchase or sell commodities or commodity contracts, except, subject to the Investment Advisor’s registration with the CFTC, that it may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts; however, this restriction shall not apply to the Fund to the extent that it may purchase or sell commodities or commodity contracts through Underlying Funds.

(7)        The Fund will not purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein; however, this restriction shall not apply to the Fund to the extent that it may purchase or sell real estate or interests therein through Underlying Funds.

The investment objective of the Fund is non-fundamental. Thus, it may be changed without a vote of a majority of the Fund’s outstanding Units. Except as otherwise indicated, the Fund’s investment policies and restrictions are not fundamental and may be changed without a vote of the Members.

With respect to these investment restrictions, and other policies described in this Memorandum, the Fund will not look through the Underlying Funds to their underlying securities. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Investment Advisor will not cause the Fund to make loans to, or to receive loans from, the Investment Advisor or its affiliates, except to the extent permitted by the Investment Company Act or as otherwise permitted by applicable law. The Fund may effect brokerage transactions, if any, through the affiliates of the Investment Advisor, in accordance with the requirements of the Investment Company Act.

RISK FACTORS

Risks Associated With the Investment Manager

General. The Fund intends to invest substantially all of its available capital (other than capital the Investment Advisor determines to retain in cash or cash equivalents) in securities of private investment companies. Markets for such instruments in general are subject to fluctuations and the market value of any particular investment may be subject to substantial variation. The Fund’s investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. In addition to being illiquid, securities may be issued by unseasoned companies and may be highly speculative.

Although the Investment Advisor will seek to select only Underlying Funds with managers who will invest the Fund’s assets with the highest level of integrity, the Investment Advisor will have no control over the day-to-day operations of the Underlying Funds. As a result, there can be no assurance that the manager of any Underlying Fund will conform its conduct to these standards.

Underlying Fund Selection and Monitoring. The Investment Advisor employs a detailed analysis for the screening and monitoring of the Underlying Funds so that the Investment Advisor can monitor leverage levels, positions concentration and adherence to stated strategies. However, the Investment Advisor does not have access to nor control over the daily investment holdings of any of the Underlying Funds. As a result, there can be no assurance that the manager of any Underlying Fund will conform its conduct to the Underlying Fund’s stated strategies.

Limited Operational History. While the Investment Advisor has been in the business of managing fund of funds strategies since 1991, the Fund has no operating history on the basis of which prospective investors might evaluate its performance. There can be no assurance that the Fund’s investment objective will be realized or that the Fund’s investment strategy will prove successful. No assurance can be given that the Fund’s investment portfolio will generate any income or appreciate in value.

Reliance on the Investment Manager. The likelihood that Members will realize income or gain from investing in the Fund will depend on the investment selection and monitoring by the Investment Advisor and the acumen and expertise of its Managing Director of Asset Allocation, Mr. Karr. If Mr. Karr were to cease working for the Investment Advisor, the Investment Advisor may not be able to hire a qualified replacement, or may require an extended period of time to do so.

Special Risks of Fund of Funds Structure. The Underlying Funds will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the protections of the Investment Company Act with respect to its investments in the Underlying Funds. Each Underlying Fund will pay any performance-based allocations or fees for which they are obligated irrespective of the performance of the other Underlying Funds and the Fund generally. Accordingly, an Underlying Fund with positive performance may be entitled to receive a performance allocation or fee from the Fund, and thus indirectly from Members, even if the Fund’s overall investment return is negative.

Underlying Funds generally are permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Underlying Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Investment Advisor would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include distributions in kind to Members.

Tax Considerations and Delayed Tax Reporting. The tax aspects of an investment in the Fund are complicated and each prospective investor should have them reviewed by professional advisors familiar with such investor’s personal tax situation and with the tax laws and regulations applicable to the investor and investment funds.

For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Underlying Funds. An Underlying Fund’s delay in providing this information could delay the Fund’s preparation of tax information for Members, which might require Members to seek extensions of the deadline to file their tax returns, or could delay the preparation of the Fund’s annual report.

Due to the limitation on withdrawal rights, transferability and the fact that Units will not be traded on any securities exchange or other market an investment in the Fund is an illiquid investment. Furthermore, the Fund may invest in Underlying Funds that do not permit frequent withdrawals from the Underlying Funds. Investors will not be able to make a withdrawal from the Fund prior to the first anniversary of their initial investment in the Fund. An investment in Units of the Fund should be considered only by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund has received an opinion of counsel to the effect that the Fund will not be treated as a corporation for federal income tax purposes. However, there can be no assurance that the Underlying Funds will not be treated as a corporation for federal income tax purposes. If an Underlying Fund is treated as a corporation, the distributions from such funds will be treated as dividends to the extent of such fund’s earnings and profits and neither the Fund nor its Members will report the income or loss of such fund.

Risks Relative to Underlying Funds

Market Risks. The profitability of a significant portion of the Fund’s investment program will depend to a great extent on correct assessments of the future course of price movements of securities and other instruments. There can be no assurance that managers of the Underlying Funds will be able to accurately predict these price movements. The securities markets have in recent years been characterized by great volatility and unpredictability. There is likely to be a significant degree of market risk assumed by one or more of the managers of the Underlying Funds.

Small Cap Securities. The Underlying Funds may invest in companies with modest capitalization. While small companies can provide greater growth potential than larger, more mature companies, investing in the securities of such companies also involves greater risk, potential price volatility and trading cost. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the U.S. over-the-counter market typically are larger than the spreads for more actively traded securities. As a result, the Underlying Funds could incur a loss if they were to sell such a security (or close a short position) a short time after its acquisition. When making a large sale, an Underlying Fund may have to sell a portfolio holding at a discount from quoted prices or may have to make a series of small sales over an extended period of time because of the limited trading volume of smaller company securities.

Hedging Strategies. The Underlying Funds may engage in short sales, the use of derivatives, trading in index futures and index options and the use of leverage (including, but not limited to, margin trading and investing in derivatives) and other strategies from time to time in order to “hedge” or offset investment risk. Any hedging strategies discussed herein should be expected to increase the Underlying Funds’ transaction costs, interest expense and other costs and expenses. These securities may also be subject to greater than ordinary investment risks and such investment strategies could result in material losses for the Underlying Funds.

Derivative instruments present special considerations and risks. Successful use of these instruments depends on the manager of the Underlying Fund’s ability to predict movements in the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. In adverse circumstances the use of derivatives may result in sudden and severe losses.

Short Sales. A short sale results in a gain if the price of the securities sold short declines between the date of the short sale and the date on which securities are purchased to replace those borrowed. A short sale results in a loss if the price of the securities sold short increases. Any gain is decreased, and any loss is increased, by the amount of any payment, dividend or interest that an Underlying Fund may be required to pay with respect to the borrowed securities, offset (wholly or partly) by short interest credits. In a generally rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss.

To make a short sale, the Underlying Fund must borrow the securities being sold short. In this regard, it may be impossible for the Underlying Fund to borrow securities at the most desirable time to make a short sale. In addition, there are rules prohibiting short sales of securities at prices below the last sale price, which may prevent the Underlying Fund from executing short sales of securities at the most desirable time. If the prices of securities sold short increase, the Underlying Fund may be required to provide additional funds or collateral to maintain the short positions. This could require the Underlying Fund to liquidate other investments to provide additional collateral, and such liquidations might not be at favorable prices.

Leverage; Borrowing. The Underlying Funds are authorized to borrow money to meet repurchase requests and for cash management purposes. While borrowings are outstanding for these purposes, the Underlying Funds will be permitted to reinvest the proceeds of the sale of securities or new sales of Units and, thus, may employ leverage. To the extent that the Underlying Funds use leverage, the value of their net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If an Underlying Fund’s investments decline in value, the loss will be magnified if the Underlying Fund has borrowed money to make its investments.

If an Underlying Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. An Underlying Fund’s performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Underlying Funds likely will sell their more liquid assets first to repay borrowings, thus increasing their concentration in private securities. As the percentage of an Underlying Fund’s portfolio invested in private securities increases, the associated risk described under “Small Cap Securities” will increase.

The rights of any lenders to an Underlying Fund to receive payments of interest or repayments of principal will be senior to those of the holders of an Underlying Fund’s Units, and the terms of any borrowings may contain provisions that limit certain activities of an Underlying Fund. Payments of interest and fees incurred in connection with borrowings will increase an Underlying Fund’s expense ratio and will reduce any income the Underlying Fund otherwise would have available. An Underlying Fund’s obligation to make interest or principal payments on borrowings may prevent the Underlying Fund from taking advantage of attractive investment opportunities.

Foreign Investments. An Underlying Fund may invest in securities of non-U.S. companies, which are generally denominated in foreign currencies, and American Depository Receipts (“ADRs”) traded on U. S. securities exchanges and representing interests in foreign securities. Such investing involves certain considerations comprising both risk and opportunity not typically associated with investing in U. S. companies. These considerations include fluctuation in exchange rates of foreign currencies, less public information with respect to issuers of securities, less governmental supervision of foreign issuers of securities, lack of uniform accounting, auditing and financial reporting standards, the possible expropriation of assets or confiscatory taxation by a host government, the possible imposition of foreign taxes, and political risks associated with the countries in which foreign issuers are located. Individual foreign economies may differ favorably or unfavorably from the U. S. economy in growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions, and in other respects. Underlying Funds may invest in securities of foreign governments (or agencies or subdivisions thereof), and some or all of the foregoing considerations may apply to such investments as well.

Limited Liquidity. The Fund is a closed-end investment company designed primarily for long-term investors. Units of an Underlying Fund will not be traded on any securities exchange or other market. With very limited exceptions, Units are not transferable and liquidity will be provided only through limited quarterly repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Investment Advisor expects that it will not recommend to the Board of Directors that the Fund offer to repurchase Units from Members prior to September 30, 2006. Thereafter, the Investment Advisor expects that generally it will recommend to the Board of Directors that the Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31.

The Fund will offer to purchase only a small portion of its Units, and there is no guarantee that an investor will be able to sell all of the Units that an investor desires to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by investors, the Fund will repurchase only a PRO RATA portion of the Units tendered by each investor. The potential for pro-ration may cause some investors to tender more Units for repurchase than they wish to have repurchased.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Therefore, it may force the Underlying Funds to sell assets they otherwise would not sell. It also may reduce the investment opportunities available to the Underlying Funds and cause expense ratios to increase. In addition, because of the limited market for an Underlying Fund’s investments in private securities, the Underlying Fund may be forced to sell its publicly traded securities to meet cash requirements for repurchases. This may have the effect of substantially increasing an Underlying Fund’s ratio of illiquid investments to liquid investments for the remaining investors.

Securities Lending Arrangements. An Underlying Fund may also lend securities to broker-dealers and other institutions as a means of earning additional income. If the borrower becomes insolvent or bankrupt, the Underlying Funds could experience delays and costs in recovering securities. To the extent that, in the meantime, the value of securities on loan declines, the Underlying Funds could experience further losses.

Repurchase Agreements. An Underlying Fund may also enter into repurchase agreements, where it buys a security and simultaneously agrees to sell it back later at a higher price, or in reverse repurchase agreements, by which the Underlying Fund sells a security and simultaneously agrees to buy it back later at a higher price. The repurchase date is usually within 7 days of the initiation of the agreement. If the other party to a repurchase or reverse repurchase agreement becomes insolvent or bankrupt, the Underlying Fund may experience delays and incur costs in recovering payment or the securities. To the extent that the value of the security purchased changes in the meantime, the Underlying Fund could experience further losses. Repurchase agreements to which the Underlying Fund is a party must be fully collateralized. Repurchase and reverse repurchase agreements can have effects similar to margin trading and other leveraging strategies.

Options. Stock options that may be purchased or sold by the Underlying Funds include options not traded on a securities exchange. Options not traded on an exchange or traded on a foreign exchange are not issued by The U.S. Options Clearing Corporation, therefore, the risk of nonperformance by the obligor on such an option may be greater and the ease with which the Underlying Funds can dispose of such an option may be less than in the case of an exchange traded option issued by The U.S. Options Clearing Corporation.

Options can be highly volatile investments and involve special risks. Successful investment strategies using options require the ability to predict future movements in securities prices, interest rates and other economic factors. An Underlying Fund’s efforts to use options (even for hedging purposes) may not be successful and could result in a reduction in the Underlying Fund’s total return.

The Underlying Funds may buy and sell options (including purchasing special expiration price options) to manage exposure to changing interest rates, security prices, currency exchange rates and precious metal prices. Some options strategies, including buying puts and writing calls, hedge the Underlying Fund’s investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure. Underlying Funds may invest in options based on any type of security, index or currency related to its investments, including options traded on foreign exchanges and options not traded on exchanges. Options can be volatile investments involving a high degree of risk. If an Underlying Fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may reduce its return. Options traded on foreign exchanges generally are not regulated by United States authorities and may offer less liquidity and less protection if the other party to the contract defaults. The Underlying Fund also could experience losses if the prices of option positions were to be poorly correlated with its other investments, or if it could not close its positions because of an illiquid secondary market.

Underlying Funds also may purchase put and call options on one or more baskets of securities of issuers in a particular industry or sector if it is believed that their value will increase or decrease generally as a group.

Portfolio Turnover. The Underlying Funds should be expected to have higher portfolio turnover than many other investment funds. The brokerage commissions and other transaction costs incurred by the Underlying Funds will be generally higher than those incurred by investment funds with lower portfolio turnover rates. In addition, a high portfolio turnover will result in special tax considerations. See “Tax Considerations,” and “Tax Treatment of Fund Investments” below.

Restricted Securities. An Underlying Fund may invest in restricted securities that are not traded in public markets. Restricted securities generally are difficult or impossible to sell at prices comparable to the market prices of similar securities that are publicly traded. No assurance can be given that any such restricted securities will be eligible for resale or otherwise to be traded on a public market even if a public market for the securities were to develop.

Operating Deficits. It is anticipated that the Underlying Funds will trade securities actively and incur significant brokerage, custody and other transaction costs and expenses. These and other expenses of operating the Underlying Funds may exceed their income, thereby requiring that the difference be paid out of capital, reducing the Underlying Fund’s investments and potential for profitability.

Limited or No Distributions. It is expected that the Underlying Funds will not make substantial periodic distributions to investors and may not make any distributions at all. Instead, the Underlying Funds will generally reinvest substantially all income and gain. Cash that might otherwise be available for distribution is likely to be reduced by payment of obligations of the Underlying Funds and establishment of appropriate reserves. As a result, if an Underlying Fund is profitable, investors (including the Fund) in all likelihood will be credited with net income, and will incur the consequent income tax liability, even though investors may receive little or no distributions of cash to cover that liability.

Performance Fees. Most of the Underlying Funds will pay a performance based fee. In certain cases, managers may be paid a fee based on appreciation during the specific measuring period without taking into account losses occurring in prior measuring periods, although the Investment Advisor anticipates that managers who charge such fees will take into account prior losses. These fee arrangements may create an incentive for such managers to make investments that are riskier or more speculative than if a performance based fee were not paid. In addition, since performance fees are generally calculated based on unrealized as well as realized gains on securities positions, the amount of any performance fee ordinarily will be greater in any period than if it were based solely on realized gains.

FEES AND EXPENSES

Operating expenses of the Fund will be paid by the Fund, and therefore, indirectly by its Members. The Investment Advisor will incur annual operating expenses on behalf of the Fund that shall include, but not be limited to, the following expenses:

•

all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, member servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

•	all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;
•

the costs and expenses of holding any meetings of any investors that are regularly scheduled, permitted or required to be held under the terms of the Fund’s Operating Agreement (“Operating Agreement”) or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;
•	the fees of custodians and other persons providing administrative services to the Fund;
•	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund of the Investment Advisor;
•	all costs and expenses of preparing, setting in type, printing and distributing reports, repurchase notices, and other communications to investors;

•

all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisals and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund; and
•	such other types of expenses as may be approved from time to time by the Investment Advisor.

The Fund will reimburse the Investment Advisor for any of the above expenses that it pays on behalf of the Fund.

The Fund will also pay its organizational and offering expenses which are estimated at [$________]. Before a recent change to the guidelines as adopted by the American Institute of Certified Public Accountants, the Fund would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, the organizational expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Members, an amount equal of organizational expenses incurred by the Fund will be allocated among the Members based on each Member’s Units, expressed as each Member’s Percentage Interest, as of the relevant allocation date. For accounting purposes only, an initial allocation of organizational costs will be made as of the Initial Closing Date. These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Fund by its Members through and including, the date which is twelve months after the Initial Closing Date.

UNITS OF THE FUND

The Fund will issue up $300,000,000 in Units at an initial net asset value of $5,000 per Unit. The Board of Directors may, from time to time, in accordance with the Operating Agreement, authorize the issue of additional Units at the then existing net asset value or series and classes of Units containing such terms and conditions, including conversion rights, sales, repurchase and other charges and terms of redemptions, as the Board of Directors may determine. Each Unit participates ratably with all other outstanding Units in the Fund’s profits and losses and has the redemption rights described below.

No conversion or preemptive rights exist in connection with any Units. All Units when duly issued, will be fully paid and nonassessable.

Investor Qualifications. Units are offered only to investors who are “accredited investors.” An accredited investor is an investor who meets one of the following standards:

(i) Such investor, if a corporation, bank, trust, partnership or other entity, has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Units (and in the case of a trust, the purchase of the Units is directed by a sophisticated person);

(ii) Such investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act;

(iii) Such investor is an organization described in section 501(c)(3) of the Code (i.e., tax-exempt organizations) that has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Units;

(iv) Such investor is a natural person whose individual net worth or joint net worth with that person’s spouse, at the time of purchase, exceeds $1,000,000; (v) Such investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(vi) Such investor is an entity in which all of the equity owners are “accredited investors” (E.g., a revocable grantor trust, partnership, corporation or other entity where each of the equity owners is an accredited investor).

In addition, all investors must have a net worth, either as individuals or collectively with their spouses, of more than $1,500,000 or at least $750,000 in the Fund or with other accounts managed by the Investment Advisor.

Payment for Units. Payment for Units ordinarily must be received in cash at the time the order is placed on the first business day of a calendar month. The Board of Directors, in its sole discretion, may permit a grace period to facilitate a transfer of funds by the investor.

Investments by Tax-Qualified Retirement Plans. Units are available for purchase in connection with certain types of tax-qualified retirement plans. Eligible investors may establish individual retirement accounts (“IRAs”); Employee Pensions (“SEPs”); other pension and profit sharing plans or 401(k) plans. The purchase of Units may be limited by the plans’ provisions.

Investors considering establishing a retirement plan or purchasing any Units in connection with a retirement plan, should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the Investor.

The illiquid nature of the Units may affect the nature of distributions from tax sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax sheltered retirement plans.

REDEMPTIONS, REPURCHASES OF UNITS AND TRANSFERS

No Right of Redemption. No Member or other person holding a Unit or a portion of a Unit acquired from a Member will have the right to require the Fund to redeem that Unit or portion thereof. There is no public market for Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Repurchases of Units. The Board of Directors may, from time to time and in their sole discretion, determine to cause the Fund to repurchase Units or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as they may determine. In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board of Directors will consider the recommendation of the Investment Advisor. The Investment Advisor expects that it will not recommend to the Board of Directors that the Fund offer to repurchase Units from Members prior to September 30, 2006. Thereafter, the Investment Advisor expects that generally it will recommend to the Board of Directors that the Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31. The Board of Directors will also consider the following factors, among others, in making this determination:

•	whether any Members have requested to tender Units or portions thereof to the Fund;
•	the liquidity of the Fund’s assets and the investment plans and working capital requirements of the Fund;
•	the relative economies of scale with respect to the size of the Fund;
•	the history of the Fund in repurchasing Units or portions thereof;
•	the availability of information as to the value of the Fund’s interest in the Underlying Funds;
•	the economic condition of the securities markets; and
•	the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

The Fund will repurchase Units or portions thereof from Members pursuant to written tenders received at least thirty (30) days prior to the applicable redemption date on terms and conditions that the Board of Directors determine to be fair to the Fund and to all Members or persons holding Units acquired from Members, or to one or more classes of Members, as applicable. Only Units held for at least twelve (12) months will be eligible for repurchase by the Fund. The value of a Member’s Unit (or the portion thereof) that is being repurchased is equal to the value of the Member’s capital account (or the portion thereof being repurchased) as of the Valuation Date (as defined below), after giving effect to all allocations that are made as of such date. When the Board of Directors determines that the Fund shall repurchase Units or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the approximate net asset value of their Units by contacting the Investment Advisor prior to the date upon which such Member must decide whether to participate in the repurchase opportunity. Under the repurchase procedures described herein, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of the Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender their Units and the date they can expect to receive payment for their Interests from the Fund.

The Fund’s Operating Agreement provides that the Fund shall be dissolved if the Units of any Member that has submitted a written request for the repurchase of all of its Units by the Fund, in accordance with the terms of the Operating Agreement, are not repurchased by the Fund within a period of two years of the date of the request.

Repurchases of Units or portions thereof from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units or portions thereof from Members. Any in-kind distribution of securities may consist of marketable or non-marketable securities (valued in accordance with the Operating Agreement), which will be distributed to all tendering Members on a PRO RATA basis. The Fund does not impose any charges in connection with repurchases of Units or portion of Units.

Due to liquidity restraints associated with the Fund’s investments in Underlying Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Fund presently expects to employ the following repurchase procedures:

1.

Members choosing to tender Units (or portions thereof) for repurchase must do so by the date specified in the notice describing the terms of the offer (the “Expiration Date”) which generally will be sixty (60) days before the date as of which Units are to be repurchased. The Units (or portions thereof) will be valued as of the date on which Units are to be repurchased (the “Valuation Date”), which is generally expected to be either March 31, June 30, September 30 or December 31;

2.

Promptly after the Expiration Date, the Fund will give to each Member whose Units (or portion thereof) have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Unit (or portion thereof). The determination of the value of Units as of the Valuation Date is subject to adjustment based upon the results of the next annual audit of the Fund’s financial statements.

3.	The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at four separate times.

The first payment (the “Initial Payment”) will be in an amount equal to at least 90% of the estimated value of the repurchased Unit (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made as of the later of (a) within 30 days after the Valuation Date, or (b) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Units, within 10 business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds.

The second and final payment (the “Contingent Payment”) is expected to be in an amount equal to the excess, if any, of (a) the value of the repurchased Units (or portion thereof), determined as of the Valuation Date and based upon the results of the annual audit of the Fund’s financial statements for the year in which the Valuation Date falls, over (b) the Initial Payment. It is anticipated that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Contingent Payment will be made promptly after the completion of the audit.

4.

Although the amounts required to be paid by the Fund under the Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances noted above pay all or a portion of the amounts due by the in-kind distribution of marketable or non-marketable securities.

The foregoing procedures may be amended by the Board of Directors from time to time and will be effective upon notification to the Members in accordance with the Operating Agreement.

Repurchases of Units by the Fund are subject to certain regulatory requirements imposed by SEC rules. The Fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board of Directors will adopt revised procedures designed to provide Members substantially the same liquidity for Units as would be available under the procedures described above.

A Member that tenders all of its Units will generally have a taxable event when such Units are repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the Member exceed the Member’s adjusted tax basis in the Units. A loss, if any, will be recognized only after the Member has received full payment under the promissory note that will be given to the Member prior to the Fund’s payment of the repurchase amount.

Upon its acceptance of tendered Units for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Investment Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the promissory notes issued to Members tendering Units.

Payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Investment Advisor would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Investment Advisor intends to take measures (subject to such policies as may be established by the Board of Directors) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Units.

A Member who tenders for repurchase only a portion of such Member’s Units will be required to maintain a capital account balance of at least $25,000. If a Member tenders an amount that would cause the Member’s capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from such Member so that the required minimum balance is maintained.

The Fund may be required to repurchase a Unit or portion thereof of a Member or any person acquiring a Unit or portion thereof from or through a Member, and such person may be required to sell a Unit or any portion thereof, in the sole discretion of the Board of Directors, for any reason whatsoever.

In the event that the Investment Advisor or an affiliate holds a Unit in its capacity as a Member, such Unit or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Units. A Member may transfer his Units only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board of Directors (which may be withheld in its sole discretion); provided, however, that the Board of Directors may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member’s immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account, unless it consults with counsel to the Fund and counsel to the Fund confirms that such Transfer will not cause the Fund to be taxable as a corporation.

The Operating Agreement provides that each Member in the Fund has agreed to indemnify and hold harmless the Fund, the Board of Directors and each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of the Operating Agreement or any misrepresentation made by such Member in connection with any such transfer.

MANAGEMENT OF THE FUND

The Board of Directors provides broad oversight over the affairs of the Fund. The day-to-day affairs of the Fund are managed by the Investment Advisor, subject to the ultimate supervision of and any policies established by the Board of Directors, and pursuant to the terms of the Operating Agreement and the Investment Advisory Agreement.

Board of Directors. The Board of Directors has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board of Directors exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Members of the Board of Directors are not required to contribute to the capital of the Fund or hold Units in the Fund. A majority of the Board of Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Directors and brief biographical information regarding each Director is set forth below. Each Director who is deemed to be an “interested person” of the Fund, as defined in the Investment Company Act, is indicated by an asterisk.

Name, (Age) and Address During the Past 5 Years	Position(s) Held with Fund	Term of Office and Length of Time	Principal Occupation(s) During Past 5 Years	Other Directorships Served Held by Director

* [___________] is considered an “interested person” of the Fund as that term is defined in the Investment Company Act. [_____________] is the [____________________] of [____________________] (“___________”). [__________] also owns a majority interest in [_________]. [____________] owns a majority interest in PARADIGM Global Advisors, LLC.

The Board of Directors has overall responsibility for the management and supervision of the operations of the Fund. The initial Directors serving on the Board of Directors have been elected by the organizational Member of the Fund (who is affiliated with the Investment Advisor). By signing the Operating Agreement, each Member will be deemed to have voted for the election of each of the initial Directors. Any vacancy in the position of Director may be filled by the remaining Directors, or, if required by the Investment Company Act, by vote of a plurality of the vote at a meeting of the Members at which a quorum of Members is present in person or by proxy.

The Directors serve on the Board of Directors for terms of indefinite duration. A Director’s position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days’ prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or by vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. The Directors will render assistance to Members on the question of the removal of Directors in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving.

The Operating Agreement provides that a Director’s responsibilities shall terminate if the Director (i) dies; (ii) is adjudicated incompetent; (iii) voluntarily withdraws as a Director (upon not less than 90 days’ prior written notice to the other Directors); (iv) is removed; (v) is certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) is declared bankrupt by a court with appropriate jurisdiction or files a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) has a receiver appointed to administer his property or affairs; or (viii) otherwise ceases to be a Director of the Fund under law. A Director may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

The Operating Agreement provides that a Director shall not be liable to the Fund or to any of its Members for any loss or damage caused by any act or omission in the performance of his or her services under the Operating Agreement, unless it is determined that such loss is due to an act or omission of the Director constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Director’s office. Directors are also entitled to be indemnified to the fullest extent permitted by law against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the Director may be or may have been involved as a party or otherwise, or with which the Director may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director of the Fund or the past or present performance of services to the Fund by the Director, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by the Director by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such the Director’s office. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification under Federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Board Standing Committees. The Board of Directors has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Directors of the Fund. The Audit Committee operates under a written charter approved by the Board. The Audit Committee will meet periodically, as necessary.

Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Independent Director and various officers and representatives of the Fund’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. The Fair Value Pricing Committee will meet periodically, as necessary.

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Directors of the Fund. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Fund’s Board, if any. The Nominating Committee will meet periodically, as necessary.

Fund Shares Owned By Board Members. The following table shows the dollar amount range of each Director’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the Securities and Exchange Commission. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”). As of the date of this SAI, the Directors and officers of the Fund did not own any shares of the Fund.

NAME	DOLLAR RANGE OF FUND SHARES	AGGREGATE DOLLAR RANGE OF SHARES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES

The Independent Directors are each paid an annual retainer of [$_______] and per meeting fees of [_______], or [________] in the case of telephonic meetings by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

Fund Officers. Set forth below are the names, dates of birth, position with the Fund, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Fund. Unless otherwise noted, the business address of each Officer is 650 Fifth Avenue, 17th Floor, New York, New York 10019. None of the Officers receive compensation from the Fund for their services.

Name, (Age) and Address During the Past 5 Years	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

COMPENSATION OF THE BOARD OF DIRECTORS

Name and Position with Fund	Aggregate Compensation from the Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Directors	Estimated Annual Benefits Upon Retirement

*Estimated for the fiscal year ending December 31, 2005.

COMPENSATION OF THE MANAGEMENT TEAM

Investment Advisor. PARADIGM Global Advisors, LLC, a Delaware limited liability company, will serve as investment advisor to the Fund. The Investment Advisor is responsible for formulating a continuing investment program for the Fund. The Fund has entered into an investment advisory agreement with the Investment Advisor (“Investment Advisory Agreement”). The Investment Advisor provides management advisory services to the PARADIGM Group of Companies. The principal business address of the Investment Advisor is 650 Fifth Avenue, New York, New York 10019. As of December 31, 2004, the Investment Advisor and its affiliates, including [______], managed assets of approximately [$___________].

The Fund’s investment portfolio is managed by the Investment Advisor. The personnel of the Investment Advisor who will initially have primary responsibility for management of the Fund are:

Dr. James Park, is the Chief Executive Officer of the Investment Advisor and directs strategic growth and client relationships for the PARADIGM group of entities. Dr. Park holds a PhD in Financial Economics from Columbia Business School (October 1995); a J.D. from Harvard and Columbia Law Schools (1987); a B.S. in economics with honors from The Wharton School of Finance, University of Pennsylvania (1984). Dr. Park was a professor of Finance at Long Island University, where he founded the Center for Financial Markets Research, from 1991 to 1998. Dr. Park also taught at Columbia Business School and West Point Military Academy. Dr. Park has authored and presented numerous studies and articles on the investment performance of hedge funds and trading advisors.

Markus Karr, is a Managing Director of Asset Allocation of the Investment Advisor has over ten years investment experience. Mr. Karr received his B.S. in computer science and engineering from Massachusetts Institute of Technology in June 1989, where he concentrated his studies on modeling and simulation design. Mr. Karr was a registered Commodity Trading Advisor from 1995 to 2002.

Stephane Farouze is a Managing Director of the Marketing and Structuring Team of the Investment Advisor. Mr. Farouze joined the Investment Advisor in early 2003 as a Director of Structured Products and Marketing Department. Prior to joining the Investment Advisor, Mr. Farouze was the Global Head of Sales and Structuring at Societe Generale’s alternative department where he grew assets under management from $3.4 billion to just over $15 billion in less than two and a half years. He has launched in excess of 100 capital guaranteed products in Italy, Spain, France, Germany, Hong Kong, Singapore, and Japan. Notably in Spain, Mr. Farouze launched a capital guaranteed mutual fund for Spain’s BSCH that raised $3.7 billion in under three months. Mr. Farouze also launched the first capital guaranteed product built on a fund of hedge funds in Japan sold through Citibank. Before working for Societe Generale Asset Management, Mr. Farouze had spent the previous decade working for firms such as BNP, Commerz Bank, and Smith Barney as a Head of Derivatives desk for Italian market. He has a Bachelor’s of Arts in finance and economics from San Diego State University.

P. James Hirchak, Jr., is a Director – Risk Management of the Investment Advisor. Mr. Hirchak graduated with a BS in Accounting from Utah State University in 1981. In 1982, Mr. Hirchak received his MBA in finance from Utah State University and received his CPA while at Peat Marwick Mitchell in New York in 1984. Mr. Hirchak’s most recent experience was as Treasurer and Senior Vice President of Gardner Capital Management, a private investment firm specializing in U.S. private equity investments and managing a portfolio of third party hedge fund managers. Mr. Hirchak was part of a small investment team and focused on financial and administrative due diligence issues. Prior to Gardner Capital Management, the principals operated under the Moran Group, LP name, an investment partnership managing U.S. and foreign investments in excess of several hundred million dollars where Mr. Hirchak was Treasurer and Chief Operating Officer. From 1990 through 1992 Mr. Hirchak was Treasurer and Chief Operating Officer of Structured Asset Management, a quantitative money manager and wholly owned subsidiary of Templeton International. Prior to 1990, Mr. Hirchak held various financial and administrative positions on the trading floors of Drexel Burnham Lambert and Kidder Peabody & Co. in New York.

Nikolay Fedorovskiy is a Senior Research Analyst of the Investment Advisor. Mr. Fedorovskiy received his Ph.D. in mathematics from Moscow State University with high algebra and computer modeling as his majors. Mr. Fedorovskiy has 8 years of experience in practical programming and engineering in Russia’s Institute of Electric Power Research, where he worked on creating programming language for description of semantic networks. Mr. Fedorovskiy joined the Investment Advisory in 2000 as a senior research analyst and is responsible for development and support of a secure online statistical reporting system for the Investment Advisor’s asset allocation team.

Management Fee. Pursuant to the Investment Advisory Agreement, the Investment Advisor will be entitled to receive a monthly management fee (the “Management Fee”). The Management Fee will be equal to 1/12th of 1.25% of the net asset value of each Unit as of the first day of each calendar month.

For purposes of determining the Management Fee, net assets will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of net assets as reported by the sponsors of the Underlying Funds. The overall fees payable by the

Members may be higher than those paid by other registered investment companies but may be lower than those paid by many private investment funds with similar investment policies.

Board Considerations in Approving the Advisory Agreement. The Board continuance of the Investment Advisory Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the Members of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Directors will call and hold a meeting to decide whether to renew the Investment Advisory Agreement for the upcoming year. In preparation for the meeting, the Board will request and review a wide variety of information from the Investment Advisor. The Directors will use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Investment Advisory Agreement for another year.

Before approving the Investment Advisory Agreement, the Board requested and received written materials from the Investment Advisor about: (a) the quality of the Investment Advisor’s services; (b) the Investment Advisor’s personnel; (c) the Investment Advisor’s operations and financial condition; and (d) the Fund’s overall fees and operating expenses compared with similar mutual funds.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Investment Advisor’s fees are reasonable in light of the services that the Investment Advisor will provide to the Fund; and (c) agreed to adopt the Investment Advisory Agreement.

CONFLICT OF INTEREST

In addition to the Fund, the Management Team has the primary responsibility for managing the operations of the following investment funds (the “Other Funds”):

Investment Funds	Assets Under Management (in millions)
PARADIGM Master Fund (Onshore)	$173.1
PARADIGM Enhanced Master	$30.9
PARADIGM Equities Fund I	$18.4
PARADIGM Master Fund (Offshore)	$238.8
PARADIGM Asian Fund	$18.6
PARADIGM Public Fund	$32.7
PARADIGM Tax Exempt Fund	$3.1
PARADIGM Equities Fund	$139.7
PARADIGM Global Fund	$220.8

The Other Funds may wish to invest with investment managers with which the Fund invests or that would be an appropriate investment for the Fund. Because investment managers may limit the number of investors in or the size of their investment funds or the amount of assets that they manage, the Other Funds may compete with the Fund for appropriate investment opportunities.

In determining the allocation of such opportunities among the Fund and the Other Funds, a number of factors may be considered by the Investment Advisor that may include, without limitation, the relative size of the Other Funds and the Fund and their expected future sizes, the expected future capacity of the applicable investment manager, the investment objectives and guidelines, risk tolerance, availability of other investment opportunities and available cash for the investment of the Fund and the Other funds.

Allocation of investment opportunities with investment managers among the Fund and the Other Funds will be made by the Investment Advisor in a manner that it considers, in its sole discretion, to be reasonable and equitable over time. Allocation among the Other Funds and the Fund in any particular circumstance may be more or less advantageous to any one fund. The Investment Advisor may determine that an investment opportunity or purchases and sales are appropriate for one or more of the Other Funds, but not for the Fund, or is appropriate for, or available to, the Fund but in different sizes, structures, terms or timing that is appropriate for others. Therefore, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, investments and performance of the Other Funds. Although allocating investment opportunities with investment managers among the Fund and the Other Funds may create potential conflicts of interests because of the interest of the Investment Advisor in such Other Funds or because the Investment Advisor may receive greater fees or compensation from the Other Funds, the Investment Advisor will not make allocation decisions based on such interests or such greater fees or compensation.

CODE OF ETHICS

The Fund and the Investment Advisor each have adopted codes of ethics under Rule 17j-1 of the Investment Company Act that applies to their activities. The codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code is available on the EDGAR database on the SEC’s web site at http.//www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following email address: PUBLICINFO@SEC.GOV, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

BROKERAGE PRACTICES

The Investment Advisor seeks to execute each transaction for Underlying Funds at a net price that provides the most favorable cost for the Fund. It is anticipated that most transactions on behalf of the Fund will be conducted on a private placement basis and may be subject to commissions or placement agent fees payable to one or more broker. In this regard, the Investment Advisor will generally be unable to seek competitive fees payable in such transactions.

The investment decisions for the Fund are made independently from those for other accounts managed by the Investment Advisor. The Investment Advisor and its affiliates have other clients and other accounts with investment objectives similar to those of the Fund. The Investment Advisor and its affiliates are permitted to make an investment decision on behalf of the Fund that differs from decisions made for, or advice given to, such other accounts and clients even though the investment objectives may be the same or similar, provided that the Investment Advisor or its affiliates act in good faith and follow a policy of allocating over a period of time investment opportunities to the Fund on a basis intended to be fair and equitable relative to such other accounts and clients, taking into consideration the investment policies and investment restrictions to which such other accounts and clients and the Fund are subject. Neither the Investment Advisor nor its affiliates are obligated to treat the Fund more favorably than the treatment provided to such other accounts and clients.

The Investment Advisor may retain the services of consultants and sub-advisers, which may be affiliates, when the Investment Advisor determines it to be appropriate.

ALLOCATION OF NET PROFITS AND NET LOSSES

Net profits or net losses of the Fund for each Allocation Period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of each Allocation Period in accordance with Members’ respective Investment Percentages for such period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during an Allocation Period), before giving effect to any redemptions of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ respective Investment Percentages.

Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member’s capital account for the current and prior taxable years. (i.e., “Taxes - Allocation of Profits and Losses.”)

ALLOCATION OF SPECIAL ITEMS

Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges shall be debited to the capital accounts of the applicable Members as of the close of the period during which the items were paid or accrued by the Fund.

RESERVES

Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Members who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

VOTING

Each Member has the right to cast a number of votes based on the value of the Member’s respective capital account at a meeting of Members called by the Board of Directors or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Directors, approval of the Investment Advisory Agreement, and approval of the Fund’s auditors, and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its assets in the securities of Underlying Funds, which are privately placed investment vehicles, typically referred to as “hedge funds.” These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices of this type of investment is substantially less than that encountered in connection with the registered equity securities. On occasion, however, the Investment Advisor and/or the Fund may received notices from the Underlying Funds seeking the consent of holders in order to change certain rights within the structure of the security itself or change terms of the Underlying Fund’s limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Fund receives notices or proxies from Underlying Funds (or received proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Investment Advisor, subject to the Board of Directors’ oversight and with the direction that proxies should be voted in the Fund’s best interest.

TAXES

The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective investor. The Fund has not sought a ruling from the Internal Revenue Service (the “Service”) or any other federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

The discussion below is based upon the Internal Revenue Code of 1986, as amended (the “Code”), judicial decisions, Treasury Regulations (the “Regulations”) and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Member, to all Members that acquire Units other than for cash or to certain Members subject to special treatment under the Federal income tax laws, such as insurance companies, banks, regulated investment companies, personal holding companies and dealers in securities. Foreign persons, such as nonresident aliens, foreign corporations, and foreign trusts and estates could become subject to United States taxation and to the requirement of filing United States tax returns as a result of investing in the Fund.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISOR IN ORDER TO FULLY UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of Units and to review carefully the discussion below under “Tax Treatment of Fund Investments - Unrelated Business Taxable Income.”

Classification of the Fund. The Fund will be treated as a partnership for Federal income tax purposes and not as an association or a publicly traded partnership taxable as a corporation.

As an entity taxable as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each Member will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund’s income, gain, loss and deductions for each taxable year of the Fund ending with or within the Member’s taxable year. Each item will have the same character to a Member, and generally will have the same source (either United States or foreign), as though the Member realized the item directly. Members must report these items regardless of the extent to which, or whether, the Fund or Members receive cash distributions for such taxable year, and thus may incur income tax liabilities that exceed any distributions from the Fund.

Code section 7704(a) treats publicly traded limited partnerships that engage in active business activities as corporations for Federal income tax purposes. Publicly traded partnerships include those whose interests: (a) are traded on an established securities market (including the over-the-counter market), or (b) are readily tradable on a secondary market or the substantial equivalent thereof. Units in the Fund will not be traded on an established securities market. Regulations under Section 7704 provide certain safe harbors under which interests in an entity taxable as a partnership will not be considered readily tradable on a secondary market or the substantial equivalent thereof. The Fund will not be eligible for any safe harbors provided by the Regulations.

The Regulations specifically provide, however that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof. Rather, in this event the partnership’s status is examined under a general facts and circumstances test set forth in the Regulations. We believe that, under this “facts and circumstances” test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market or the substantial equivalent thereof.

The opinion of counsel described above, however, is not binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinion by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the Fund’s current or accumulated earnings and profits; and Members would not be entitled to report profits or losses realized by the Fund.

Allocation of Profits and Losses. Under the Operating Agreement, the Fund’s net capital appreciation or capital depreciation for each Allocation Period is allocated among the Fund Units of Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The Operating Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund’s net capital appreciation or net capital depreciation allocated to each Member’s Units and capital account for the current and prior fiscal years.

Under the Operating Agreement, the Board of Directors, has the discretion to allocate specially an amount of the Fund’s realized net capital gains and losses including short-term capital gain and loss for Federal income tax purposes to a withdrawing Member to the extent that the Member’s capital account exceeds or is less than its Federal income tax basis in its interest in the Fund. There can be no assurance that, if the Board of Directors makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund’s gains allocable to the remaining Members would be increased.

Distributions to Members and Payment of Tax Liability. The Fund has no present intention of making substantial periodic distributions of its net income or gains, if any, to investors, and the Fund may not distribute any net income or gains at all. Whether or not distributions are made, investors will be required each year to pay applicable Federal and state income taxes based on the Fund’s taxable income, and will have to pay these taxes from sources other than Fund distributions. The amount and timing of any distributions will be determined in the sole discretion of the Board of Directors.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a Member and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754. Under the Operating Agreement, at the request of a Member, the Board of Directors, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service’s consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Directors does not presently intend to make such election.

The Board of Directors decides how to report the Fund items on the Fund’s tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund’s income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Members. A Director of the Fund who is a Member shall be designated as the Fund’s “Tax Matters Partner” in the Operating Agreement. In the event that no Director is a Member, a Member shall be designated. The Tax Matters Partner has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member. A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member’s adjusted tax basis in its Units. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member’s contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member’s allocable share of the Fund’s “unrealized receivables” exceeds the Member’s basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash non-liquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member’s adjusted tax basis in its Units. As discussed above, the Operating Agreement provides that the Board of Directors may specially allocate items of Fund capital gain and loss (including short-term capital gain and loss) to a withdrawing Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its Units. Such a special allocation of gain may result in the withdrawing member recognizing capital gain, which may include short-term capital gain, in the Member’s last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing Member recognizing capital loss, which may include long-term loss, in the Member’s last taxable year in the Fund, thereby reducing the amount of loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal. For Members that receive liquidating distributions effective January 1 of a given year, these special allocations will be made in the year preceding the distribution.

Distribution of Property. A partner’s receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” within the meaning of Section 731(c)(3)(C)(i) and the recipient is an “eligible partner” within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an “investment partnership.” Assuming it so qualifies, if a Member is an “eligible partner,” which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF FUND INVESTMENTS

In General. The Fund expects that it and the Underlying Funds will act as a trader or investor, and not as a dealer, with respect to securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses and the gains and losses of the Underlying Funds from securities transactions typically will be capital gains and capital losses. See “Currency Fluctuations - `Section 988’ Gains or Losses” below and certain other transactions described below.

Capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to “Section 1256 contracts” may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization of gains and losses as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

The Fund and the Underlying Funds may realize ordinary income from accruals of interest and dividends on securities. The Fund and the Underlying Funds may hold debt obligations with “original issue discount.” In such case, the Fund generally would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund and the Underlying Funds also may acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund or the Underlying Funds. The Fund and the Underlying Funds may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by the Fund or the Underlying Funds also may constitute ordinary income or loss. Moreover, gain recognized from certain “conversion transactions” will be treated as ordinary income.

Currency Fluctuations -- “Section 988” Gains or Losses. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

Section 1256 Contracts. In the case of “Section 1256 Contracts,” the Code generally applies a “mark to market” system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, foreign currency contracts and options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as “marking to market,” together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of “substantially identical property” held by the taxpayer.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed, or the property becomes substantially worthless. However, if the Fund or an Underlying Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the underlying property, the Fund or an Underlying Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund or an Underlying Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Effect of Straddle Rules on Members’ Securities Positions. The Service may treat certain positions in securities held, directly or indirectly, by a Member and its indirect interest in similar securities held by the Fund or an Underlying Fund as “straddles” for Federal income tax purposes. The application of the “straddle” rules in such a case could affect a Member’s holding period for the securities involved and may defer the recognition of losses with respect to such securities.

Limitation on Deductibility of Interest. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for “investment interest” (i.e., interest or short sale expenses on “indebtedness properly allocable to property held for investment”). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “net investment income,” consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, the Fund’s and the Underlying Fund’s activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member’s share of the interest and short sale expenses attributable to the Fund’s operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund’s ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisors with respect to the application of the investment interest limitation in their particular tax situations.

Deductibility of Fund Investment Expenditures by Noncorporate Members. It is anticipated that the Fund’s expenses will be investment expenses rather than trade or business expenses. Investment expenses of an individual (and possibly the investment expenses of a trust or estate) are deductible only to the extent that such expenses exceed 2% of adjusted gross income. Further, in the case of a Member that is a partnership having 100 or more partners and which has elected to be treated as an “electing large partnership,” 70% of such deductions will be disallowed, although the remaining deductions generally will be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual Members. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount, or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Although the Fund intends to treat the Management Fee as an allocation and not a fee, and, therefore, as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat the Management Fee as an investment expense which is subject to the limitations.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members, including trusts and estates, should consult their tax advisors with respect to the application of these limitations.

Application of Rules For Income and Losses From Passive Activities. The Code restricts the deductibility of losses from a “passive activity” against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Regulations, income or loss from the securities trading activity of the Fund or an Underlying Fund generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member’s share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

“Phantom Income” From Investments. As discussed in more detail below, pursuant to various “anti-deferral” provisions of the Code (particularly the “controlled foreign corporation” and “passive foreign investment company” provisions), investments, if any, by the Fund or an Underlying Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Fund’s receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred, or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as capital gain.

Controlled Foreign Corporations. Certain United States persons who hold stock in a foreign corporation that is a “controlled foreign corporation” (a “CFC”) for an uninterrupted period of 30 days or more during a taxable year must include in their income their PRO RATA share of certain of the CFC’s “subpart F income” for the year, regardless of whether any portion of such income is distributed by the CFC to such shareholders. Subpart F income generally includes income or gain derived from portfolio-type investments, as well as rents and royalties (other than those derived from the active conduct of a trade or business, as defined in Treasury regulations). Subpart F income also includes certain income attributable to the sale of personal property or the provision of services between the CFC and a related person.

A CFC is any non-United States corporation in which “United States shareholders” own, directly or indirectly, more than 50% of either (a) the total combined voting power of all classes of voting stock, or (b) the total value of the stock. For this purpose, a “United States shareholder” is a United States citizen, resident, partnership or domestic corporation that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of the corporation’s voting stock. As a result, the Fund will be a “United States shareholder” of any foreign corporation of which it owns, directly or is considered to own through its ownership of interests in the Underlying Funds, stock (or warrants, options or convertible debt to acquire stock) with 10% or more of the voting power, and such corporation will be a CFC if United States shareholders (including the Fund) own directly or by virtue of certain constructive ownership rules, more than 50% of the voting power or the value of the stock of such corporation. In such event, all Fund Members who are United States persons (including those with a less than 10%

indirect interest in a CFC) will be taxed on their PRO RATA shares of such CFC’s subpart F income.

In addition, gain from the sale of the stock of such CFC to the extent attributable to the Fund’s PRO RATA shares of such CFC’s earnings and profits while a CFC and while the Fund owned (or was considered to own) its stock would be recharacterized as a dividend to the Fund, subject to tax at ordinary income rates with respect to Members who are United States persons.

Passive Foreign Investment Companies. Fund investments, directly or through its ownership of interests in the Underlying Funds, in securities of certain companies outside the United States may result in the application of the rules relating to a passive foreign investment company (a “PFIC”). A PFIC generally is any foreign corporation if 75% or more of its gross income for the taxable year is “passive income,” or the average percentage of assets held by such corporation during the taxable year which produce passive income or which are held for the production of passive income is at least 50%. Stock of a PFIC owned by the Fund or an Underlying Fund would be treated as owned proportionately by the Fund’s Members. The holder of stock of a PFIC is required to pay tax and a special interest charge on the receipt of an “excess distribution” or on gain recognized from the disposition of stock in the PFIC. Certain adverse tax consequences caused by the PFIC rules can be avoided if the PFIC Member (the Fund or the Underlying Fund as the case may be) elects to have its investment taxed under the qualified electing fund (“QEF”) rules. In general, under the QEF rules, a U.S. investor such as the Fund would include annually in its income its PRO RATA share of the earnings and profits of the PFIC whether or not distributed. The Fund may elect to mark-to-market the “marketable stock” in a PFIC, which is owned by the Fund. If such election were made, the Fund would include in its income in a taxable year the excess of the fair market value of the “marketable stock” over its adjusted basis. If the adjusted basis of such stock exceeds its fair market value, the Fund would be allowed a deduction equal to the lesser of (i) the amount of such excess, or (ii) the “unreversed inclusions” with respect to such stock. Any QEF election or mark-to-market election made by the Fund would be made by the Board of Directors, in its sole discretion, in any case in which the Fund invests in the securities of a PFIC. The Board of Directors expects to make these elections on behalf of the Fund, if applicable, to the extent it receives the information needed to implement these elections. It is not possible to determine whether or not any such election would be made by an Underlying Fund.

Foreign Tax Credit. Income received by the Fund or an Underlying Fund from sources outside the United States may be subject to withholding and other income taxes imposed by foreign countries. Each non-tax exempt United States Member will be required to include in its income an amount equal to its allocable share of such taxes paid and such Member will be entitled, subject to certain limitations, to credit its portion of these amounts against its United States federal income tax due, if any, or to deduct its portion from its United States taxable income, if any.

Unrelated Business Taxable Income. Generally, an exempt organization (such as an employee benefit plan, Individual Retirement Account or 401 (k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is an investor. This general exemption from tax does not apply to the unrelated business taxable income (“UBTI”) of an exempt organization. UBTI includes “unrelated debt-financed income,”

which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund’s income, or loss, from these investments may be taken into account in determining UBTI of an exempt organization Member.

The Fund may incur “acquisition indebtedness” with respect to certain of its transactions and the transactions of the Underlying Funds. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat short sales of securities as not involving “acquisition indebtedness” and therefore not generating UBTI. The percentage of income (i.e., dividends and interest) from securities with respect to which there is “acquisition indebtedness” during a taxable year which will be treated as UBTI generally will be based on the percentage which the “average acquisition indebtedness” incurred with respect to such securities is of the “average amount of the adjusted basis” of such securities during the taxable year.

Since the calculation of the Fund’s “unrelated debt-financed income” is complex and will depend in large part on the amount of indebtedness, if any, incurred by the Fund or the Underlying Funds from time to time, it is impossible to predict what percentage of the Fund’s income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization’s share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

In general, if UBTI is allocated to an exempt organization such as an employee benefit plan, the portion of the Fund’s income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization. However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. Charitable remainder trusts may not purchase Units. A title-holding company will not be exempt from tax if it has certain types of UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Fund. See “ERISA Considerations.”

State and Local Taxation. In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions, but not Delaware where the Fund is organized, may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income, capital and activity of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the

Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member’s distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident.

A limited liability company in which the Fund or an Underlying Fund acquires an interest may conduct business in a jurisdiction, which will subject to tax a Member’s share of the Fund’s income from that business. Members may be required to file tax returns in any such jurisdiction. Prospective investors should consult their tax advisors with respect to the availability of a credit for such tax in the jurisdiction in which that investor is a resident.

ERISA CONSIDERATIONS

Prudence and Diversification. Before authorizing an investment in Units of the Fund, fiduciaries of a pension, profit sharing or other employee benefit plan subject to the Employee Income Security Act of 1974, as amended, (“ERISA Plans”) should consider (i) whether the investment in such Units satisfies the prudence and diversification requirements of Section 404 of ERISA, (ii) whether such fiduciaries have authority to acquire such Units under the plan’s investment policies and appropriate governing instruments (including Title I of ERISA) and (iii) whether the investment will result in unrelated business taxable income to the plan (see “Tax Treatment of Fund Investments - Unrelated Business Taxable Income”). If a fiduciary with respect to an ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Accordingly, the Board of Directors requires all ERISA Plans proposing to invest in the Fund to represent, among other things, that: it, and any fiduciaries responsible for the Plan’s investments are aware and understand the Fund’s investment objective, policies and strategies; (ii) the decision to invest assets of the ERISA Plan in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and (iii) the fiduciary making the investment decision on behalf of the ERISA Plan met its fiduciary duties and obligations as imposed by ERISA in making the decision to invest assets of the ERISA Plan in the Fund.

Also, fiduciaries of an individual retirement account (“IRA”), a Keogh plan or other “plan” described in Section 4975(e)(1) of the Code that is not otherwise subject to Title I of ERISA (collectively “Tax-Qualified Plans”), should consider that a Tax-Qualified Plan may only make investments that are authorized by the appropriate governing instruments.

Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be “plan assets” of any Plan investing in the Fund for purposes of the fiduciary rules under ERISA and the prohibited transaction rules under ERISA and the Code. Thus, neither the Board of Directors nor any of its affiliates will be fiduciaries with respect to the Plans investing in the Fund based solely on the Board of Director’s investment management of the Fund’s assets.

Decision to Invest in Units. Certain prospective Plan investors may currently maintain relationships (i.e., investment management, investment advisory or other services) with the Investment Advisor (or an affiliate thereof). Each such affiliated person may be deemed to be a party in interest (or disqualified person) and/or a fiduciary with respect to such prospective Plan investor. Generally, ERISA prohibits (and the Code penalizes) the use of Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) a Plan fiduciary for using its position to cause a Plan to make an investment from which the fiduciary or a third party in which the fiduciary has an interest would receive a fee or other consideration. Accordingly, fiduciaries of Plans will be required to represent that the decision to invest in the Fund was made by a fiduciary independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decisions and that they have not relied upon any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

In short, it is the responsibility of any fiduciary or other person with investment responsibilities over the assets of a Plan considering an investment in the Units of the Fund to see that the above factors have been carefully considered before making an investment. Moreover, because the provisions of ERISA and the related provisions of the Code are highly technical and subject to extensive and varying administrative and judicial interpretation and review, Plan fiduciaries considering an investment in the Fund should consult with their own counsel and advisors regarding the impact of ERISA and the related provisions of the Code.

SUMMARY OF OPERATING AGREEMENT

The following is a summary description of additional items and of select provisions of the Operating Agreement which are not described elsewhere in this Memorandum. The description of such items and provisions is not definitive and is qualified in its entirety by reference to the Operating Agreement.

Members. Members are considered “members” in the Fund for all purposes of the Delaware Revised Uniform Limited Liability Company Act (the “Act”).

Liability of Members. Under Delaware law and the Operating Agreement, a Member will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to the Operating Agreement to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to the Fund, whether before or after the Fund’s dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet the Fund’s debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member’s Units and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Amendment of the Operating Agreement. The Operating Agreement may be amended with the approval of (i) the Board of Directors, or (ii) a majority of the outstanding Units of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any Members adversely affected thereby or unless each Member has received notice of such amendment and any Member objecting to such amendment has been allowed a reasonable opportunity to tender all of its Units for repurchase by the Fund.

Power of Attorney. By purchasing Units in the Fund and by signing the Operating Agreement (which each Member does by virtue of signing the Subscription Agreement), each Member will appoint each Director, acting severally, and any liquidator as his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Operating Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the Operating Agreement is a special power-of-attorney coupled with an interest in favor of each of the Directors and the liquidator and as such is irrevocable and continues in effect until all of such Member’s Units in the Fund are repurchased or transferred to one or more transferees that have been approved by the Board of Directors for admission to the Fund as substitute Members.

Term, Dissolution and Liquidation. The Operating Agreement provides that the Fund will be dissolved: (i) upon the affirmative vote to dissolve the Fund by: (a) the Board of Directors or (b) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members; (ii) upon the failure of Members to elect a successor Director at a meeting called by the Investment Advisor when no Director remains to continue the business of the Fund; (iii) upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Fund requesting to tender all of its Units for repurchase by the Fund if such Units have not been repurchased by the Fund; or (iv) as required by operation of law.

Upon the dissolution of the Fund the Board of Directors will appoint the Administrator as the liquidator and the Administrator will liquidate the business and administrative affairs of the Fund. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Directors or liquidator deems appropriate in its sole discretion as applicable) will be distributed in the following manner: (x) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection with dissolution), up to and including the date that distribution of the Fund’s assets to the Members has been completed, will be paid on a PRO RATA basis; (y) then such debts, liabilities or obligations owed to the Members in their order of seniority and on a PRO RATA basis; and (z) then the Members will be paid on a PRO RATA basis in accordance with their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Allocation Period ending on the date of the distributions under this Section 6.2(a)(3). The Board of Directors or other liquidator may distribute ratably in kind any assets of the Fund.

OTHER SERVICE PROVIDERS

BISYS Fund Services Ohio, Inc. (the “Administrator”), a Delaware corporation, serves as the administrator for the Fund. It provides general management related services, including those relating to valuation of the Fund’s assets. The Administrator is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Custodian, Transfer Agent and Dividend Paying Agent. _________________] (the “Custodian”), a Delaware corporation, serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) selected by the Investment Advisor. Assets of the Fund are not held by the Investment Advisor or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [_____________________].

AUDITORS AND LEGAL COUNSEL

Ernst & Young, LLP serves as the independent auditors of the Fund. Its principal business address is 5 Times Square, New York, New York 10036-6530.

Thacher Proffitt & Wood LLP, acts as legal counsel to the Fund. Its principal business address is Two World Financial Center, New York, New York 10281.

FISCAL YEAR

Fiscal Year. The Fund’s fiscal year ends on December 31st.

PARADIGM MULTI STRATEGY FUND LLC

PART C: OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS.

1.	FINANCIAL STATEMENTS:
As Registrant has no assets, financial statements are omitted.
2.	EXHIBITS
ITEM NUMBER	EXHIBITS
a.	Charter	(1) Certificate of Formation as filed with the State of Delaware on [_______] will be filed by amendment.
(2) Limited Liability Company Operating Agreement dated [_______] will be filed by amendment.
b.	By-laws	Not Applicable.
c.	Any Voting Trust Agreement	Not Applicable.
d.	All Instruments Defining Rights of Securities’ Holders	See Item 25(a)(2).
e.	Dividend Reinvestment Plan	Not Applicable.
f.	Constituent Instruments Defining the Rights of the Holders of Long-Term Debt	Not Applicable.
g.	Investment Advisory Contracts	Form of Investment Advisory Agreement will be filed by amendment.
h.	Underwriting and Distribution Contract	Not Applicable.
i.	Bonus, Profit Sharing, Pension or Other Similar Contracts	Not Applicable.

ITEM NUMBER	EXHIBITS
j.	Custodian Agreements and Depositary Contracts	(1) Form of Custodian Services Agreement will be filed by amendment.
(2) Form of Escrow Agreement will be filed by amendment.
k.	All other Material Contracts	Form of Administration, Accounting and Investor Services Agreement will be filed by amendment.
l.	Opinion and Consent of Counsel	Not Applicable.
m.	Consent to Service of Process	Not Applicable.
n.	Copies of Any Other Opinions	Not Applicable.
o.	Omitted Financial Statements	Not Applicable.
p.	Initial Capital Agreements	Subscription Agreement will be filed by amendment.
q.	Retirement Plan	Not Applicable.
r.	Code of Ethics	(1) PARADIGM Multi Strategy Fund, LLC Code of Ethics will be filed by amendment.
(2) Paradigm Global Advisors, LLC/Code of Ethics will be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS.

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Registration fees	[$________]
Federal taxes	N/A
State taxes and fees	N/A
Board fees	[$________]
Transfer Agent fees	[$________]
Cost of printing	[$________]
Legal fees and expenses	[$________]
Accounting fees and expenses	[$________]
Miscellaneous	[$________]
Total	[$________]

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

After completion of the private offering of Interests, Registrant expects that no person will be directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by PARADIGM Global Advisors, LLC (the “Investment Manager”), the investment manager to the Registrant. Information regarding the Investment Manager is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-60843).

ITEM 29. NUMBER OF HOLDERS OF SECURITIES.

Not Applicable.

ITEM 30. INDEMNIFICATION.

Reference is made to Section 16 of the Registrant’s Limited Liability Company Operating Agreement (the “Operating Agreement”) included in the prospectus as Exhibit A and to Paragraph [___] of the Registrant’s Investment Advisory Agreement (“Investment Management Agreement”) filed as an exhibit to this Registration Statement. The Registrant hereby undertakes that it will apply the indemnification provisions of the Operating Agreement and Investment Management Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Investment Company Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant, in conjunction with the Investment Advisor and the Registrant’s directors, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

Other business, profession, vocation, or employment of a substantial nature in which the Investment Advisor and each director or principal executive officer of the Advisor is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Since May 2003, Mr. Stephane Farouze has been a member of the board of directors of Tarrant Apparel Group.

ADVISORS

Paradigm Global Advisors, LLC

PARADIGM Global Advisors, LLC (”PGA”) is the Investment Advisor for the PARADIGM Multi Strategy Fund, LLC. PGA is a Delaware limited liability company whose principal address is at 650 Fifth Avenue, 17th Floor, New York, New York 10019. PGA is an SEC registered investment adviser.

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS.

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s Administrator and Sub-Administrator:

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisors:

Paradigm Global Advisors, LLC

650 Fifth Avenue, 17th Floor

New York, New York 10021

ITEM 33. MANAGEMENT SERVICE.

Not Applicable.

ITEM 34. UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 19th day of September, 2005.

PARADIGM Multi Strategy Fund, LLC

By:	/s/ Louis J. Hanna
Name:	Louis J. Hanna
Title:	Director